Angel Oak
CAPITAL ADVISORS

Prospectus

May 31, 2020

Fund	A Shares	C Shares	Institutional Shares
Angel Oak Multi-Strategy Income Fund	ANGLX	ANGCX	ANGIX
Angel Oak Financials Income Fund	ANFLX	AFLCX	ANFIX
Angel Oak High Yield Opportunities Fund	ANHAX	ANHCX	ANHIX
Angel Oak UltraShort Income Fund	AOUAX	AOUCX	AOUIX

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. The Prospectus gives you important information about the Funds that you should know before you invest. Please read this Prospectus carefully before investing and use it for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as broker-dealer or bank) or, if you are a direct investor, by calling (855) 751-4324.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (855) 751-4324 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

ANGEL OAK MULTI-STRATEGY INCOME FUND SUMMARY
Investment Objective
The investment objective of the Angel Oak Multi-Strategy Income Fund (the “Fund”) is current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts or waivers if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares. More information about these and other discounts or waivers is available from your financial professional, in the sections “Sales Charges—Class A Shares” on page 61 of the Prospectus, and in Appendix A—Waivers and Discounts Available from Intermediaries.

Shareholder fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of amount redeemed)	None [1]	1.00% [2]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.89%	0.89%	0.89%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[3]	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.38%	2.13%	1.13%
Less Fee Waiver[4]	-0.01%	-0.01%	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver	1.37%	2.12%	1.12%

[1]
There is no initial sales charge on purchases of Class A shares of $500,000 or more, however, a contingent deferred sales charge of up to 1.00% will be imposed if such Class A shares are redeemed within twelve (12) months of their purchase.

[2]	The Fund charges this fee on Class C shares redeemed within one year of purchase.

[3]
“Other Expenses” include interest expense of 0.17% for each of Class A, Class C, and Institutional Class shares. Interest expense is borne by the Fund separately from the management fees paid to the Adviser. Excluding interest expense of the Fund, Total Annual Fund Operating Expenses After Fee Waiver are 1.20%, 1.95% and 0.95% for Class A shares, Class C, and Institutional Class shares, respectively.

[4]
Angel Oak Capital Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees through May 31, 2021 to the extent necessary to offset the proportionate share of the management fees incurred by the Fund through its investment in an underlying fund for which the Adviser also serves as investment adviser. This arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$361	$651	$962	$1,844
Class C shares	$318	$666	$1,143	$2,461
Institutional Class shares	$114	$358	$621	$1,374

If you do not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$361	$651	$962	$1,844
Class C shares	$215	$666	$1,143	$2,461
Institutional Class shares	$114	$358	$621	$1,374
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year ended January 31, 2020, the portfolio turnover rate for the Fund was 63% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in mortgage-backed and other asset-backed fixed income securities, including securities backed by assets such as credit card receivables, student loans, automobile loans and residential and commercial real estate. The Fund’s allocation of its assets into various asset classes within its investment strategy will depend on the views of Angel Oak Capital Advisors, LLC (the “Adviser”), the investment adviser to the Fund, as to the best value relative to what is currently presented in the marketplace. In selecting investments, the Adviser may consider maturity, yield and ratings information and opportunities for price appreciation among other criteria. The Adviser may sell investments if it determines that any of the mentioned factors have changed materially from its initial analysis or that other factors indicate that an investment is no longer earning a return commensurate with its risk or that a different security will better help the Fund achieve its investment objective. From time to time, the Fund may allocate its assets so as to focus on particular types of asset-backed fixed income securities.
Currently, the Adviser anticipates focusing the Fund’s investments on non-agency, residential mortgage-backed securities (“RMBS”). Residential mortgage loans are generally classified into three categories based on the risk profile of the borrower and the property: (i) Prime, (ii) Alternative-A (“Alt-A”), and (iii) Subprime. Prime residential mortgage loans are extended to borrowers who represent a relatively low risk profile through a strong credit history. Subprime loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. Alt-A loans are made to borrowers whose risk profile falls between Prime and Subprime. When selecting RMBS investments for the Fund, the Adviser intends to focus on RMBS that are collateralized by pools of Prime or Alt-A mortgages and that are seasoned (i.e., have a history of timely payments) (these securities are also known as collateralized mortgage obligations or “CMOs.”
Prime mortgage loans may be either “agency” or “non-agency.” Agency loans have balances that fall within the limits set by the Federal Housing Finance Agency (“FHFA”) and qualify as collateral for securities that are issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Non-agency loans have balances that may or may not fall within the limits set by FHFA and do not qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae or Freddie Mac, and are sponsored by private companies other than government sponsored enterprises (sometimes referred to as “private label paper”). Under normal circumstances, the Fund will concentrate its investments (i.e., invest more than 25% of its total assets (measured at the time of purchase)) in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities.
The Fund may also invest up to 20% of its net assets in collateralized loan obligations (“CLOs”), which are backed by a pool of loans. The Fund may also invest in collateral debt obligations (“CDOs”), which may be backed by a pool of debt. CLOs and CDOs are similar to CMOs, but differ as to the type of underlying loan or debt. CLOs, CDOs, and CMOs and other securitizations may be referred to as Structured Products.
The Adviser analyzes a variety of factors when selecting investments for the Fund, such as collateral quality, credit support, structure and market conditions. The Adviser attempts to diversify risks that arise from position sizes, geography, ratings, duration, deal structure and collateral values. The Adviser will also seek to invest in securities that have relatively low volatility. The Adviser seeks to limit risk of principal by targeting assets that it considers undervalued.
The Fund may also make direct investments in mortgage loans.

The Fund may also invest in the securities of other investment companies (including those that are part of the same group of investment companies as the Fund) that invest primarily in fixed income securities. The Fund may invest, without limitation, in corporate debt securities of any quality and maturity, including high-yield securities (also known as “junk bonds”), and securities that are not rated by any rating agencies. In selecting debt investments, the Adviser may consider maturity, yield, and ratings information and opportunities for price appreciation.

The Fund may invest up to 15% of its net assets in securities that are deemed to be illiquid, which may include private placements, certain Rule 144A securities (which are subject to resale restrictions), and securities of issuers that are bankrupt or in default.

In pursuing its investment objectives or for hedging purposes, the Fund may utilize (i) short selling, (ii) borrowing, and (iii) various types of derivative instruments, including swaps (including total return and credit default swaps), futures contracts, and options, although the Adviser expects that not all such derivatives will be used at all times. Such derivatives may trade over-the-counter or on an exchange and may principally be used for one or more of the following purposes: speculation, currency hedging, duration management, or to pursue the Fund’s investment objective. The Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Fund may borrow up to one-third of its total assets. The Fund may also invest in repurchase agreements and borrow through reverse repurchase agreements.

The Fund may implement its strategy by making investments directly or, to comply with certain regulations, through a wholly-owned and controlled subsidiary of the Fund organized as a statutory trust under the laws of the state of Delaware (each, a “Subsidiary”). The Subsidiary may invest in residential and commercial real estate whole loans, participations in such loans or instruments representing the right to receive interest payments and principal due on such loans. The Subsidiary may invest in residential and commercial real estate loans of any credit rating or no credit rating, including without limit in loans that are rated below investment grade. The principal risks of investments in the Subsidiary are the same as those relating to residential loans and mortgages. See “Residential Loans and Mortgages Risk.” The allocation of the Fund’s investments, if any, in the Subsidiary will vary over time, and the Subsidiary’s investments will also vary and may not include all of the types of investments described above. In the future, the Fund may form one or more additional wholly-owned and controlled subsidiaries.
Principal Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.  You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund. There may be circumstances that could prevent the Fund from achieving its investment objective and you may lose money by investing in the Fund. An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Borrowing Risks and Leverage Risks. Borrowing for investment purposes creates leverage, which will exaggerate the effect of any change in the value of securities in the Fund’s portfolio on the Fund’s net asset value (“NAV”) and, therefore, may increase the volatility of the Fund.

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Community Bank Risks. The Fund’s investments in community banks may make the Fund more economically vulnerable in the event of a downturn in the banking industry, including economic downturns impacting a particular region. Community banks may also be subject to greater lending risks than larger banks, including the risks associated with mortgage loans, and may have fewer resources to devote towards employing and retaining strong management employees and implementing a thorough compliance program. Additionally, community banks are subject to substantial regulations that could adversely affect their ability to operate and the value of the Fund investments, including from future banking regulations.

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Concentration in Certain Mortgage-Backed Securities Risk. The risks of concentrating in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities include susceptibility to changes in interest rates and the risks associated with the market’s perception of issuers, the creditworthiness of the parties involved and investing in real estate securities.

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Credit Risk. Credit risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

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Derivatives Risks. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets, rate or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Certain derivatives may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

The derivative instruments and techniques that the Fund may principally use include:

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Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

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Options . If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

◦
Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, or other instruments. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Swaps could result in losses if interest rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect.

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Equity Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity market may experience declines, and companies whose equity securities are in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.

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Extension Risk . An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.

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Fixed-Income Instruments Risks. The Fund will invest in loans and other types of fixed-income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and has begun to raise rates. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. A fund with a negative average portfolio duration may decline in value as interest rates decrease. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement.

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General Market Risk. The capital markets may experience periods of disruption, instability and volatility. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such conditions may materially and adversely affect the markets globally and in the jurisdictions in which the Fund invests, which may have a negative impact on the Fund’s performance. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

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High-Yield Securities Risks. High-yield securities (also known as junk bonds) carry a greater degree of risk and are more volatile than investment grade securities and are considered speculative. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. The Fund’s investments in high-yield securities expose it to a substantial degree of credit risk.

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Illiquid Investments Risks. The Fund may, at times, hold illiquid investments, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

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Interest Rate Risk. The Fund is exposed to risks associated with changes in interest rates, including the possibility that , in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

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Large Shareholder Transactions Risk. Shares of the Fund are offered to certain other investment companies, large retirement plans and other large investors. As a result, the Fund is subject to the risk that those shareholders may purchase or redeem a large amount of shares of the Fund. To satisfy such large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, large purchases of Fund shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large shareholder activity could also generate increased transaction costs and cause adverse tax consequences.

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LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund also may utilize leverage or borrowings primarily based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR may affect the value, liquidity or return on certain Fund investments that reference LIBOR without including fallback provisions and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. The effect of a phase out of LIBOR on instruments in which the Fund may invest is currently unclear. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. To the extent that any replacement rate differs from that utilized for a Structured Product that holds those securities, the Structured Product would experience an interest rate mismatch between its assets and liabilities. Structured Products generally contemplate a scenario where LIBOR is no longer available by requiring the Structured Product’s administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations. Recently, some Structured Products have included, or have been amended to include, language permitting the Structured Product’s investment manager to implement a market replacement rate upon the occurrence of certain material disruption events. However, not all Structured Products may adopt such provisions, nor can there be any assurance that Structured Products’ investment managers will undertake the suggested amendments when able. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

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Liquidity and Valuation Risks. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to sell securities for what the Adviser believes is the appropriate price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity and for investments that trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and therefore particularly prone to these risks.

•	Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

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Mortgage-Backed and Asset-Backed Securities Risks. Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed-income instruments. However, they are also subject to prepayment risk and extension risk, meaning that if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments and if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. In addition, mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities collateralized by subprime loans may be subject to a higher degree of credit risk and valuation risk. Additionally, such securities may be subject to a higher degree of liquidity risk, because the liquidity of such investments may vary dramatically over time.

Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, may decline and therefore may not be adequate to cover underlying investors. Some mortgage-backed and asset-backed securities have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

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Other Investment Companies Risks. The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies, which may include those that are part of the same group of investment companies as the Fund (“affiliated underlying funds”). There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.

The Adviser may be subject to potential conflicts of interest in allocating the Fund’s assets to underlying funds, such as a potential conflict in selecting affiliated underlying funds over unaffiliated underlying funds. In addition, the Fund’s portfolio managers may be subject to potential conflicts of interest in allocating the Fund’s assets among underlying funds, as certain of the Fund’s portfolio managers may also manage an affiliated underlying fund in which the Fund may invest. Both the Adviser and the Fund’s portfolio managers have a fiduciary duty to the Fund to act in the Fund’s best interest when selecting underlying funds. Under the oversight of the Board of Trustees, the Adviser will carefully analyze any such potential conflicts of interest and will take steps to minimize and, where possible, eliminate them.

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Prepayment Risk. When interest rates decline, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

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Rating Agencies Risks. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

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Regulatory and Legal Risks. U.S. and non-U.S. government agencies and other regulators regularly adopt new regulations and legislatures enact new statutes that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund. These statutes and regulations may impact the investment strategies, performance, costs and operations of the Fund or the taxation of its shareholders.

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Repurchase Agreement Risks. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. A Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

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Residential Loans and Mortgages Risk. In addition to interest rate, default and other risks of fixed income securities, investments in whole loans and debt instruments backed by residential loans or mortgages, (or pools of loans or mortgages) carry additional risks, including the possibility that the quality of the collateral may decline in value and the potential for the liquidity of residential loans and mortgages to vary over time. These risks are greater for subprime residential and mortgage loans. Because they do not trade in a liquid market, residential loans typically can only be sold to a limited universe of institutional investors and may be difficult for the Fund to value. In addition, in the event that a loan is foreclosed on, the Fund could become the owner (in whole or in part) of any collateral, which may include, among other things, real estate or other real or personal property, and the Fund would bear the costs and liabilities of owning, holding or disposing of such property.

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Reverse Repurchase Agreement Risks. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

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RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in excess of the cash generated on those investments in that tax year, which could cause the Fund to have difficulty satisfying the annual distribution requirements applicable to regulated investment companies (“RICs”) and avoiding Fund-level U.S. federal income and/or excise taxes.

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Risks Relating to Fund’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to a RIC and its shareholders under the Internal Revenue Code of 1986, as amended, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions.

•	Sector Risk . To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

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Short Sales Risks. The Fund may make short sales of securities, which involves selling a security it does not own in anticipation that the price of the security will decline. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy (“cover”) the security sold short when the security has appreciated in value or is unavailable, thus resulting in a loss to the Fund. Short sales also involve the risk that losses may exceed the amount invested and may be unlimited.

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Structured Products Risks. The Fund may invest in Structured Products, including CLOs, CDOs, CMOs, and other asset-backed securities and debt securitizations. Some Structured Products have credit ratings, but are typically issued in various classes with various priorities. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for Structured Products that qualify for Rule 144A transactions. The senior and junior tranches of Structured Products may have floating or variable interest rates based on LIBOR and are subject to the risks associated with securities tied to LIBOR, including the risks associated with the future replacement of LIBOR with an alternative reference rate. The Fund may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks. Equity tranches of Structured Products typically do not have a fixed coupon and payments on equity tranches will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates based on LIBOR.

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Subsidiary Risk. To the extent the Fund invests through the Subsidiary, it will be exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered as an investment company under the 1940 Act and, therefore, will not be subject to the investor protections and substantive regulation of the 1940 Act, although the Subsidiary will be managed pursuant to all applicable 1940 Act compliance policies and procedures of the Fund. Changes in the laws of the United States and/or the jurisdiction in which the Subsidiary is organized could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund.

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U.S. Government Securities Risks. U.S. Government securities are not guaranteed against price movement and may decrease in value. Some U.S. Government securities are supported by the full faith and credit of the U.S. Treasury, while others may be supported only by the discretionary authority of the U.S. government to purchase certain obligations of a federal agency or U.S. government sponsored enterprise (“GSE”) or only by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such agencies and GSEs, no assurance can be given that the U.S. government will always do so. Other obligations are backed solely by the GSE’s own resources. Investments in securities issued by GSEs that are not backed by the U.S. Treasury are subject to higher credit risk than those that are backed by the U.S. Treasury.

•
Uncertain Tax Treatment. Below investment grade instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease accruing interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable, which may make it difficult for the Fund to satisfy the annual distribution requirements applicable to RICs.

Performance
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Class A shares of the Fund from year-to-year. The table below shows how the Fund’s Class A, Class C, and Institutional Class average annual total returns compare over time to those of a broad-based securities market index.
The Fund is the successor to the investment performance of the Angel Oak Multi-Strategy Income Fund (the “Predecessor Multi-Strategy Income Fund”) as a result of the reorganization of the Predecessor Multi-Strategy Income Fund into the Fund on April 10, 2015. Accordingly, the performance information shown below for periods prior to April 10, 2015 is that of the Predecessor Multi-Strategy Income Fund. The Predecessor Multi-Strategy Income Fund was also advised by the Adviser and had the same investment objective, policies, and strategies as the Fund.
Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.angeloakcapital.com or by calling (855) 751-4324 (toll free).

Annual Total Returns for Class A Shares (years ended December 31 st )
Sales loads are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.
The calendar year-to-date total return as of March 31, 2020 for the Fund’s Class A shares was -12.68% .  During the periods shown in the chart, the highest quarterly return was 9.04% (for the quarter ended March 31, 2012 ) and the lowest quarterly return was -2.51% (for the quarter ended March 31, 2016 ).
Angel Oak Multi-Strategy Income Fund
Average Annual Total Returns

For the period ended December 31, 2019	1 Year	5 Years	Since Inception (6/28/11)	Since Inception (8/16/12)	Since Inception (8/4/15)
Class A
– Return Before Taxes	2.39%	3.22%	6.30%	N/A	N/A
– Return After Taxes on Distributions[1]	0.53%	0.88%	4.04%	N/A	N/A
– Return After Taxes on Distributions and Sale of Fund Shares[1]	1.40%	1.38%	3.90%	N/A	N/A
Class C
– Return Before Taxes	2.90%	N/A	N/A	N/A	2.72%
Institutional Class
– Return Before Taxes	4.98%	3.96%	N/A	4.81%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses and taxes)	8.72%	3.05%	3.29%	2.79%	3.34%
NOTE: Class A shares commenced operations on June 28, 2011 as part of the Predecessor Multi-Strategy Income Fund and Institutional Class shares commenced operations on August 16, 2012 as part of the Predecessor Multi-Strategy Income Fund.

[1]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only, and after-tax returns for other classes will vary.

Portfolio Management
Investment Adviser. Angel Oak Capital Advisors, LLC.
Portfolio Managers.
Sreeniwas (Sreeni) V. Prabhu, Managing Partner, Co-CEO, and Group Chief Investment Officer of the Adviser, has been a Portfolio Manager of the Fund since 2015.
Sam Dunlap, Chief Investment Officer, Public Strategies of the Adviser, has been a portfolio manager of the Fund since 2015.
Berkin Kologlu, Managing Director and Senior Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since 2013.
Kin Lee, Managing Director and Senior Portfolio Manager at the Adviser, has been a portfolio manager of the Fund since 2016.
Colin McBurnette, Senior Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since 2017.
Clayton Triick, CFA ® , Senior Portfolio Manager of the Adviser, has been a Portfolio Manager of the Fund since 2019.
Purchase and Sale of Fund Shares
You may purchase or redeem Class A, Class C, and Institutional Class shares of the Fund on any business day by written request via mail (Angel Oak Multi-Strategy Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at (855) 751‑4324 (toll free) or through certain financial intermediaries. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Class A Shares—All account types	$1,000	$100
Class C Shares—All account types	$1,000	$100
Institutional Class Shares—All account types	$500,000	$100
Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ANGEL OAK FINANCIALS INCOME FUND SUMMARY
Investment Objective
The Angel Oak Financials Income Fund (the “Fund”) seeks current income with a secondary objective of total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts or waivers if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Fund. More information about these and other discounts or waivers is available from your financial professional and in the section “Sales Charges—Class A Shares” on page 61 of the Prospectus, and in Appendix A—Waivers and Discounts Available from Intermediaries.

Shareholder fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of amount redeemed)	None [1]	1.00% [2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.89%	0.89%	0.89%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.20%	0.20%	0.20%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.35%	2.10%	1.10%
Less Fee Waiver/Expense Reimbursement[3]	-0.24%	-0.24%	-0.24%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.11%	1.86%	0.86%

[1]
There is no initial sales charge on purchases of Class A shares of $500,000 or more, however, a contingent deferred sales charge of up to 1.00% will be imposed if such Class A shares are redeemed within twelve (12) months of their purchase.

[2]	The Fund charges this fee on Class C shares redeemed within one year of purchase.

[3]
Angel Oak Capital Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.85% of the Fund’s average daily net assets (the “Expense Limit”) through May 31, 2021. The contractual arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to this agreement if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver or reimbursement and (ii) the Expense Limit in effect at the time of recoupment and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expenses below reflect the Expense Limit for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$336	$620	$925	$1,792
Class C shares	$292	$635	$1,107	$2,412
Institutional Class shares	$88	$326	$583	$1,319

If you do not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$336	$620	$925	$1,792
Class C shares	$189	$635	$1,107	$2,412
Institutional Class shares	$88	$326	$583	$1,319
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year ended January 31, 2020, the portfolio turnover rate for the Fund was 36% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in debt issued by financial institutions, including subordinated debt (“sub-debt”), senior debt, preferred securities, high yield securities and trust-preferred securities (“TruPS”). The Fund’s allocation of its assets into various asset classes within its investment strategy will depend on the views of the Adviser as to the best value relative to what is currently presented in the marketplace. In selecting investments, the Adviser may consider maturity, yield and ratings information and opportunities for price appreciation among other criteria. As part of its investment process, the Adviser also considers certain environmental, social and governance (“ESG”) and sustainability factors that it believes could have a material negative or positive impact on the risk profiles of the issuers of certain securities in which the Fund may invest. These determinations may not be conclusive, and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors. The Adviser may sell investments if it determines that any of the mentioned factors have changed materially from its initial analysis or that other factors indicate that an investment is no longer earning a return commensurate with its risk or that a different security will better help the Fund achieve its investment objective.

The Fund will, under normal circumstances, invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the securities of financial institutions (measured at the time of purchase). For purposes of the Fund’s 80% investment policy, the Fund may invest in debt securities, including sub-debt, unrated debt, senior debt, preferred securities, high yield securities and TruPS; equity securities, including common equity, preferred equity, convertible securities and warrants; Structured Products (as defined below) and securitizations, including equity and junior debt tranches of such instruments; or derivative instruments that invest substantially all of their assets in securities issued by or are linked to, or otherwise provide investment exposure to, businesses in the financial institutions sector. Such derivative instruments will be valued on a mark-to-market basis.
The Fund may invest indirectly in securities issued by community banks and other financial institutions through structured products and credit derivatives. In particular, the Fund may invest in equity and junior debt tranches of community bank debt securitizations and other asset-backed securities and debt securitizations, which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions (“Structured Products”). The Fund may also invest in other securities and instruments that are related to these Structured Products or that the Adviser believes are consistent with the Fund’s investment objective, including senior debt tranches of community bank debt securitizations.
The Fund will concentrate its investments in the group of industries related to banks and diversified financials. This means that, under normal circumstances, the Fund will invest more than 25% of its assets (measured at the time of purchase) in securities issued by companies conducting their principal business activities in the group of industries related to banks and diversified financials. The Fund will not concentrate its investments in any other group of industries.

The Adviser may allocate the Fund’s assets across several different financial institutions investments and issuers or may select a single or limited number of securities, strategies or investments, including cash and short-term investments. The fixed-income instruments in which the Fund principally invests include corporate debt obligations (domestic and non-U.S.), including U.S community bank sub-debt and debt securities of other U.S. and foreign financial services companies. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, insurance companies, business developments companies (“BDCs”), real estate investment trusts (“REITs”) and financial holding companies. Together with community banks, these types of companies are referred to as financial institutions.
The Fund may also invest in other fixed-income instruments including asset-backed securities and residential and commercial mortgage-backed securities; Structured Products, which include collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”), collateralized mortgage obligations (“CMOs”) and other asset backed securities and debt securitizations; high-yield securities (also known as “junk bonds”); U.S. Government securities; and floating or variable rate obligations.
The Fund may invest, without limitation, in fixed-income instruments of any quality and maturity, including high-yield securities (also known as “junk bonds”), and securities that are not rated by any rating agencies. The Adviser will allocate the Fund’s investments based on its analysis of market conditions and investment opportunities in light of domestic and foreign fiscal, economic and political environments. The Fund’s portfolio managers will manage the Fund’s duration based on the Adviser’s expectations of future interest rates and market conditions. The Adviser is not limited to constructing a portfolio with a certain target duration and may cause the Fund’s duration to be negative. Duration is a measure of a fixed income security’s price sensitivity to interest rate changes. In other words, the longer a fund’s duration, the more sensitive its market value will be to changes in interest rates. A fund with negative duration may increase in value when interest rates rise, and generally incurs a loss when interest rates fall.

With respect to a limited portion of the Fund’s portfolio, the Fund may purchase and/or short sell equity securities of small-cap, publicly traded community banks. The Adviser employs a value oriented, research driven approach that seeks to identify community banks with discounted valuation.

The Fund may invest up to 15% of its net assets in securities that are deemed to be illiquid, which may include private placements, certain Rule 144A securities (which are subject to resale restrictions), and securities of issuers that are bankrupt or in default.

In pursuing its investment objectives or for hedging purposes, the Fund may utilize (i) short selling, (ii) borrowing, and (iii) various types of derivative instruments, including swaps (including total return and credit default swaps), futures contracts, and options, although the Adviser expects that not all such derivatives will be used at all times. Such derivatives may trade over-the-counter or on an exchange and may principally be used for one or more of the following purposes: speculation, currency hedging, duration management, or to pursue the Fund’s investment objective. The Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Fund may borrow up to one-third of its total assets. The Fund may also invest in repurchase agreements and borrow through reverse repurchase agreements.
Principal Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.  You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund. There may be circumstances that could prevent the Fund from achieving its investment objective and you may lose money by investing in the Fund. An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•
Bank Subordinated Debt Risks. Banks may issue subordinated debt securities, which have a lower priority to full payment behind other more senior debt securities. In addition to the risks generally associated with fixed income instruments (e.g., interest rate risk, counterparty risk, credit risk, etc.), bank subordinated debt is also subject to risks inherent to banks. Because banks are highly regulated and operate in a highly competitive environment, it may be difficult for a bank to meet its debt obligations. Banks also may be affected by changes in legislation and regulations applicable to the financial markets. Bank subordinated debt is often issued by smaller community banks that may be overly concentrated in a specific geographic region, lack the capacity to comply with new regulatory requirements or lack adequate capital.

Subordinated debt, senior debt and preferred securities of banks and diversified financials companies are subject to the risks generally associated with the financials sector. See “Financials Sector Risk.”

•
BDC Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their NAV.  BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to management and other expenses, which will be indirectly paid by the Fund.

•
Borrowing Risks and Leverage Risks. Borrowing for investment purposes creates leverage, which will exaggerate the effect of any change in the value of securities in the Fund’s portfolio on the Fund’s net asset value (“NAV”) and, therefore, may increase the volatility of the Fund.

•
Community Bank Risks. The Fund’s investments in community banks may make the Fund more economically vulnerable in the event of a downturn in the banking industry, including economic downturns impacting a particular region. Community banks may also be subject to greater lending risks than larger banks, including the risks associated with mortgage loans, and may have fewer resources to devote towards employing and retaining strong management employees and implementing a thorough compliance program. Additionally, community banks are subject to substantial regulations that could adversely affect their ability to operate and the value of the Fund investments, including from future banking regulations.

•
Concentration in the Group of Industries Related to Banks and Diversified Financials Risk. Issuers in the group of industries relating to banking and diversified financials (“banking”) are particularly susceptible to interest rate risk, credit risk market risk, competition and general changes in economic conditions. Such issuers may also be affected by legislative or regulatory changes. In addition, financial market volatility and borrowers’ financial difficulties may significantly affect the values of the Fund’s investments in issuers in the banking industry. More generally, market events and conditions, monetary policy and other related factors can impact issuers in the banking industry in similar ways, which can result in increased volatility in the value of the Fund’s portfolio, and the possibility that many of the Fund’s holdings may lose value simultaneously.

•
Credit Risk. Credit risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

•
Derivatives Risks. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets, rate or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Certain derivatives may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

The derivative instruments and techniques that the Fund may principally use include:

◦
Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

◦
Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

◦
Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect.

•
Equity Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity market may experience declines, and companies whose equity securities are in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.

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Extension Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.

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Financials Sector Risk. The Fund may invest in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

•
Fixed-Income Instruments Risks. The Fund will invest in fixed-income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and has begun to raise rates. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. A fund with a negative average portfolio duration may decline in value as interest rates decrease. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement.

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Floating or Variable Rate Securities Risk. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and default risk and may be subject to legal or contractual restrictions on resale, which could impair their value.

•
Foreign Securities Risks. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

•
General Market Risk. The capital markets may experience periods of disruption, instability and volatility. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such conditions may materially and adversely affect the markets globally and in the jurisdictions in which the Fund invests, which may have a negative impact on the Fund’s performance. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

•
High-Yield Securities Risks. High-yield securities (also known as junk bonds) carry a greater degree of risk and are more volatile than investment grade securities and are considered speculative. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. The Fund’s investments in high-yield securities expose it to a substantial degree of credit risk.

•
Illiquid Investments Risks. The Fund may, at times, hold illiquid investments, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

•
Interest Rate Risk. The Fund is exposed to risks associated with changes in interest rates, including the possibility that, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•
Large Shareholder Transactions Risk. Shares of the Fund are offered to certain other investment companies, large retirement plans and other large investors. As a result, the Fund is subject to the risk that those shareholders may purchase or redeem a large amount of shares of the Fund. To satisfy such large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, large purchases of Fund shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large shareholder activity could also generate increased transaction costs and cause adverse tax consequences.

•
LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund also may utilize leverage or borrowings primarily based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR may affect the value, liquidity or return on certain Fund investments that reference LIBOR without including fallback provisions and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. The effect of a phase out of LIBOR on instruments in which the Fund may invest is currently unclear. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. To the extent that any replacement rate differs from that utilized for a Structured Product that holds those securities, the Structured Product would experience an interest rate mismatch between its assets and liabilities. Structured Products generally contemplate a scenario where LIBOR is no longer available by requiring the Structured Product’s administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations. Recently, some Structured Products have included, or have been amended to include, language permitting the Structured Product’s investment manager to implement a market replacement rate upon the occurrence of certain material disruption events. However, not all Structured Products may adopt such provisions, nor can there be any assurance that Structured Products’ investment managers will undertake the suggested amendments when able. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

•
Liquidity and Valuation Risks. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to sell securities for what the Adviser believes is the appropriate price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity and for investments that trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and therefore particularly prone to these risks.

•	Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•
Mortgage-Backed and Asset-Backed Securities Risks. Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed-income instruments. However, they are also subject to prepayment risk and extension risk, meaning that if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments and if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money.
Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, may decline and therefore may not be adequate to cover underlying investors. Some mortgage-backed and asset-backed securities have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

•
Portfolio Turnover Risk. Frequent trading increases the Fund’s portfolio turnover rate and may increase transaction costs, such as brokerage commissions, dealer mark-ups and may result in higher taxes when Fund shares are held in a taxable account. Increased transaction costs could detract from the Fund’s performance.

•
Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities (e.g., interest rate risk, call risk and extension risk). In addition, preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred securities allow the issuer to convert their preferred stock into common stock, preferred securities are often sensitive to declining common stock values. A company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

•
Prepayment Risk. When interest rates decline, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

•
Rating Agencies Risks. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

•
Regulatory and Legal Risks. U.S. and non-U.S. government agencies and other regulators regularly adopt new regulations and legislatures enact new statutes that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund. These statutes and regulations may impact the investment strategies, performance, costs and operations of the Fund or the taxation of its shareholders.

•
REIT Risk. A REIT is a company that owns or finances income-producing real estate. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

•
Repurchase Agreement Risks. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

•
Reverse Repurchase Agreement Risks. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

•
RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in excess of the cash generated on those investments in that tax year, which could cause the Fund to have difficulty satisfying the annual distribution requirements applicable to regulated investment companies (“RICs”) and avoiding Fund-level U.S. federal income and/or excise taxes.

•
Risks Relating to Fund’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to a RIC and its shareholders under the Internal Revenue Code of 1986, as amended, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions.

•
Short Sales Risks. The Fund may make short sales of securities, which involves selling a security it does not own in anticipation that the price of the security will decline. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy (“cover”) the security sold short when the security has appreciated in value or is unavailable, thus resulting in a loss to the Fund. Short sales involve the risk that losses may exceed the amount invested and may be unlimited.

•
Structured Products Risks. The Fund may invest in Structured Products, including CLOs, CDOs, CMOs, and other asset-backed securities and debt securitizations. Some Structured Products have credit ratings, but are typically issued in various classes with various priorities. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for Structured Products that qualify for Rule 144A transactions. The senior and junior tranches of Structured Products may have floating or variable interest rates based on LIBOR and are subject to the risks associated with securities tied to LIBOR, including the risks associated with the future replacement of LIBOR with an alternative reference rate. The Fund may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks. Equity tranches of Structured Products typically do not have a fixed coupon and payments on equity tranches will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates based on LIBOR.

◦
Additional risks relating to investing in the subordinated/equity tranche of Structured Products. Up to all of the Fund’s investments in Structured Products may be in the subordinated/equity tranches. Investments in the equity tranches of Structured Products typically represent the first loss position, are unrated and are subject to greater risk. To the extent that any losses are incurred by the Structured Product in respect of any collateral, such losses will be borne first by the owners of the equity interests, which may include the Fund. Any equity interests that the Fund holds in a Structured Product will not be secured by the assets of the Structured Product or guaranteed by any party, and the Fund will rank behind all creditors of the Structured Product, including the holders of the secured notes issued by the Structured Product. Equity interests are typically subject to certain payment restrictions in the indenture governing the senior tranches. Accordingly, equity interests may not be paid in full, may be adversely impacted by defaults by a relatively small number of underlying assets held by the Structured Product and may be subject to up to 100% loss. Structured Products may be highly levered, and therefore equity interests may be subject to a higher risk of loss, including the potential for total loss. The market value of equity interests may be significantly affected by a variety of factors, including changes in interest rates, changes in the market value of the collateral held by the securitization, defaults and recoveries on that collateral and other risks associated with that collateral. The leveraged nature of equity interest is likely to magnify these impacts. Equity interests typically do not have a fixed coupon and payments on equity interests will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates. While the payments on equity interest will be variable, equity interests may not offer the same level of protection against changes in interest rates as other floating rate instruments. Equity interests are typically illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for equity interests. At times, there may be no market for equity interests, and the Fund may not be able to sell or otherwise transfer equity interests at their fair value, or at all, in the event that it determines to sell them.

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Uncertain Tax Treatment. Below investment grade instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease accruing interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable, which may make it difficult for the Fund to satisfy the annual distribution requirements applicable to RICs.

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Unrated Securities Risks. Unrated securities may be less liquid than comparable rated securities and involve the risk that Angel Oak may not accurately evaluate the security’s comparative credit rating.

•
U.S. Government Securities Risks. U.S. Government securities are not guaranteed against price movement and may decrease in value. Some U.S. Government securities are supported by the full faith and credit of the U.S. Treasury, while others may be supported only by the discretionary authority of the U.S. government to purchase certain obligations of a federal agency or U.S. government sponsored enterprise (“GSE”) or only by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such agencies and GSEs, no assurance can be given that the U.S.

government will always do so. Other obligations are backed solely by the GSE’s own resources. Investments in securities issued by GSEs that are not backed by the U.S. Treasury are subject to higher credit risk than those that are backed by the U.S. Treasury.
Performance
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Institutional Class shares of the Fund from year to year. The table below shows how the Fund’s Class A, Class C, and Institutional Class average annual total returns compare over time to those of a broad-based securities market index.
On December 16, 2018, the Fund’s name was changed to “Angel Oak Financials Income Fund,” and the Fund adopted a new investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and made certain other changes to the Fund’s investment strategies. As a result, the Fund’s performance during periods prior to these dates may have differed had the Fund’s current investment policies and strategies been in place at those times.
Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.angeloakcapital.com or by calling (855) 751-4324 (toll free).
Annual Total Return for Institutional Class Shares (year ended December 31st)
The calendar year-to-date total return as of March 31, 2020 for the Fund’s Institutional Class shares was -6.16%.  During the periods shown in the chart, the highest quarterly return was 3.29% (for the quarter ended September 30, 2016) and the lowest quarterly return was -7.11% (for the quarter ended March 31, 2016).
Angel Oak Financials Income Fund
Average Annual Total Returns

For the period ended December 31, 2019	1 Year	5 Years	Since Inception (11/3/2014)	Since Inception (8/4/2015)
Institutional Class
– Return Before Taxes	6.84%	3.78%	3.77%	N/A
– Return After Taxes on Distributions[1]	4.85%	1.73%	1.74%	N/A
– Return After Taxes on Distributions and Sale of Fund Shares[1]	4.01%	1.94%	1.95%	N/A
Class A
– Return Before Taxes	4.11%	3.06%	3.06%	N/A
Class C
– Return Before Taxes	4.76%	N/A	N/A	2.12%
Bloomberg Barclays U.S. Aggregate 3-5 Year Index (reflects no deduction for fees, expenses, and taxes)[2]	6.33%	2.54%	2.51%	2.56%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, and taxes)	8.72%	3.05%	3.13%	3.34%

[1]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class only, and after-tax returns for other classes will vary.

[2]
Effective April 2, 2020, the Fund’s primary benchmark was changed from the Bloomberg Barclays US Aggregate Bond Index to the Bloomberg Barclays U.S. Aggregate 3-5 Year Index which more closely aligns with the Fund’s investment portfolio and its duration profile.

Portfolio Management

Investment Adviser. Angel Oak Capital Advisors, LLC.

Portfolio Managers.

Sreeniwas (Sreeni) V. Prabhu, Managing Partner, Co-CEO, and Group Chief Investment Officer of the Adviser, has been a Portfolio Manager of the Fund since its inception in 2014.

Johannes Palsson, Managing Director and Senior Portfolio Manager of the Adviser, has been a Portfolio Manager of the Fund since 2014.

Navid Abghari, Senior Portfolio Manager of the Adviser, has been a Portfolio Manager of the Fund since 2016.

Cheryl Pate, CFA®, Portfolio Manager of the Adviser, has been a Portfolio Manager of the Fund since 2019.

Kevin Parks, Portfolio Manager of the Adviser, has been a Portfolio Manager of the Fund since 2020.

Purchase and Sale of Fund Shares
You may purchase or redeem Class A, Class C, and Institutional Class shares of the Fund on any business day by written request via mail (Angel Oak Financials Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at (855) 751‑4324 (toll free) or through certain financial intermediaries. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Class A Shares—All account types	$1,000	$100
Class C Shares—All account types	$1,000	$100
Institutional Class Shares—All account types	$500,000	$100
Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ANGEL OAK HIGH YIELD OPPORTUNITIES FUND SUMMARY
Investment Objective
The investment objective of the Angel Oak High Yield Opportunities Fund (the “Fund”) is to earn a high level of current income with a secondary objective of capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts or waivers if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Fund. More information about these and other discounts or waivers is available from your financial professional, in the sections “Sales Charges—Class A Shares” on page 61 of the Prospectus, and in Appendix A—Waivers and Discounts Available from Intermediaries.

Shareholder fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of amount redeemed)	None [1]	1.00% [2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.34%	0.34%	0.34%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.15%	1.90%	0.90%
Less Fee Waiver/Expense Reimbursement[3]	-0.24%	-0.24%	-0.24%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	0.91%	1.66%	0.66%

[1]
There is no initial sales charge on purchases of Class A shares of $500,000 or more, however, a contingent deferred sales charge of up to 1.00% will be imposed if such Class A shares are redeemed within twelve (12) months of their purchase.

[2]	The Fund charges this fee on Class C shares redeemed within one year of purchase.

[3]
Angel Oak Capital Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.65% of the Fund’s average daily net assets (the “Expense Limit”) through May 31, 2021. The contractual arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to this agreement if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver or reimbursement and (ii) the Expense Limit in effect at the time of recoupment and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expenses below reflect the Expense Limit for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$316	$559	$821	$1,570
Class C shares	$272	$574	$1,004	$2,203
Institutional Class shares	$67	$263	$475	$1,086

If you do not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$316	$559	$821	$1,570
Class C shares	$169	$574	$1,004	$2,203
Institutional Class shares	$67	$263	$475	$1,086
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year ended January 31, 2020, the portfolio turnover rate for the Fund was 36% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s allocation of its assets into various asset classes within its investment strategy will depend on the views of the Adviser as to the best value relative to what is currently presented in the marketplace. Investment decisions are made based on fundamental research and analysis to identify issuers with the ability to improve their credit profile over time with attractive valuations, resulting in both income and potential capital appreciation. In selecting investments, the Adviser may consider maturity, yield and ratings information and opportunities for price appreciation among other criteria. The Adviser seeks to limit risk of principal by targeting assets that it considers undervalued. The Adviser may sell investments if it determines that any of the mentioned factors have changed materially from its initial analysis or that other factors indicate that an investment is no longer earning a return commensurate with its risk or that a different security will better help the Fund achieve its investment objective.
In pursuing its objective, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in below investment grade bonds of corporate issuers. These “high-yield” securities (also known as “junk bonds”) will generally be rated BB or lower by Standard & Poor’s Rating Group (“S&P”) or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization. If a bond is unrated, the Adviser may determine whether it is of comparable quality and therefore eligible for the Fund’s investment.
The Fund may purchase securities of companies in any capitalization range – small, medium or large. The Fund’s principal investments include domestic corporate debt securities, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”), collateralized mortgage obligations (“CMOs”) and other asset backed securities and debt securitizations (“Structured Products”), asset-backed fixed income securities, mortgage-backed securities, foreign debt securities (including corporate fixed income securities registered and sold in the United States by foreign issuers (“Yankee” bonds)), fixed and floating rate bonds, as well as zero coupon bonds. The Fund intends to focus primarily on securities with credit ratings (or equivalent quality) between the range of BB and B of the high-yield market. However, the Fund may invest in or continue to hold securities that have credit ratings lower than B, are bankrupt, or are in default. The Fund may also invest in bank subordinated debt.
The Fund is permitted to invest up to 15% of its net assets in equity securities such as common stock, preferred stock, warrants, rights and exchange-traded funds (“ETFs”). The Fund may also invest up to 20% of its assets in investment grade securities, including U.S. Treasury and U.S. government agency securities. The Fund may invest up to 25% of its assets in foreign debt securities (including Yankee bonds), including those denominated in U.S. dollars. The Fund may also invest in the securities of other investment companies that invest primarily in high-yield securities. The Fund may invest significantly in debt of issuers in the financial services and energy sectors.
The Fund may invest up to 15% of its net assets in securities that are deemed to be illiquid, which may include private placements, certain Rule 144A securities (which are subject to resale restrictions), and securities of issuers that are bankrupt or in default.
The Fund may purchase bonds of any maturity, but the Fund will normally have a dollar-weighted average maturity between two and fifteen years. The average maturity may be less than two years if the Adviser believes a temporary defensive posture is appropriate. In addition, duration may be one of the characteristics considered in security selection, but the Fund does not focus on bonds with any particular duration. Duration is a measure of interest rate risk using the expected life of a debt security. Duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure, with a higher duration indicating greater sensitivity to interest rates.
In pursuing its investment objectives or for hedging purposes, the Fund may utilize (i) short selling, (ii) borrowing, and (iii) various types of derivative instruments, including swaps (including total return and credit default swaps), futures contracts, and options, although the Adviser expects that not all such derivatives will be used at all times. Such derivatives may trade over-the-counter or on an exchange and may principally be used for one or more of the following purposes: speculation, currency hedging, duration management, or to pursue the Fund’s investment objective. The Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Fund may borrow up to one-third of its total assets. The Fund may also invest in repurchase agreements and borrow through reverse repurchase agreements.
Principal Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.  You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund. There may be circumstances that could prevent the Fund from achieving its investment objective and you may lose money by investing in the Fund. An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•
Bank Subordinated Debt Risks. Banks may issue subordinated debt securities, which have a lower priority to full payment behind other more senior debt securities. In addition to the risks generally associated with fixed income instruments (e.g., interest rate risk, credit risk, etc.), bank subordinated debt is also subject to risks inherent to banks. Because banks are highly regulated and operate in a highly competitive environment, it may be difficult for a bank to meet its debt obligations. Banks also may be affected by changes in legislation and regulations applicable to the financial markets. Bank subordinated debt is often issued by smaller community banks that may be overly concentrated in a specific geographic region, lack the capacity to comply with new regulatory requirements or lack adequate capital. Subordinated debt, senior debt and preferred securities of banks and diversified financials companies are subject to the risks generally associated with the financials sector. See “Financials Sector Risk.”

•
Borrowing Risks and Leverage Risks. Borrowing for investment purposes creates leverage, which will exaggerate the effect of any change in the value of securities in the Fund’s portfolio on the Fund’s net asset value (“NAV”) and, therefore, may increase the volatility of the Fund.

•
Credit Risk. Credit risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

•
Derivatives Risks. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets, rate or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Certain derivatives may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

The derivative instruments and techniques that the Fund may principally use include:

◦
Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

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Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

◦
Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, or other instruments. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Swaps could result in losses if interest rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect.

•
Energy Sector Risk. The Fund will invest significantly in securities tied to the energy sector and energy infrastructure. Companies operating in the energy sector are subject to significant governmental regulation and may be affected by fluctuations in the prices of energy commodities, the depletion of natural resources, and changes in the supply or demand for energy commodities. Rising interest rates can also adversely impact the financial performance of these companies by increasing their costs of capital. Extreme weather or other natural disasters, threats of or actual attacks by terrorists, and significant accidents or similar events may adversely affect the securities issued by the company.

•
Equity Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity market may experience declines and companies whose equity securities are in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.

•
Extension Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.

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Financials Sector Risk. The Fund may invest in companies in the financials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

•
Fixed-Income Instruments Risks. The Fund will invest fixed-income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. The Fund may face a heightened level of interest rate risk, since the U.S. Federal Reserve Board recently ended its quantitative easing program and has begun to raise rates. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. A fund with a negative average portfolio duration may decline in value as interest rates decrease. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement.

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Floating or Variable Rate Securities Risk. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and default risk and may be subject to legal or contractual restrictions on resale, which could impair their value.

•
Foreign Currency Risks. Changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of the Fund’s investments in foreign currencies or securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. Dollar. The Fund’s use of futures or options contracts to purchase or sell foreign currencies may result in reduced returns to the Fund.

•
Foreign Securities Risks. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

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General Market Risk. The capital markets may experience periods of disruption, instability and volatility. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such conditions may materially and adversely affect the markets globally and in the jurisdictions in which the Fund invests, which may have a negative impact on the Fund’s performance. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

•
High-Yield Securities Risks. High-yield securities (also known as “junk bonds”) carry a greater degree of risk and are more volatile than investment grade securities and are considered speculative. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. The Fund’s investments in high-yield securities expose it to a substantial degree of credit risk.

•
Illiquid Investments Risks. The Fund may, at times, hold illiquid investments, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

•
Interest Rate Risk. The Fund is exposed to risks associated with changes in interest rates, including the possibility that, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•
Large Shareholder Transactions Risk. Shares of the Fund are offered to certain other investment companies (including those that are part of the same group of investment companies as the Fund), large retirement plans and other large investors. As a result, the Fund is subject to the risk that those shareholders may purchase or redeem a large amount of shares of the Fund. To satisfy such large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, large purchases of Fund shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large shareholder activity could also generate increased transaction costs and cause adverse tax consequences.

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LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund also may utilize leverage or borrowings primarily based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR may affect the value, liquidity or return on certain Fund investments that reference LIBOR without including fallback provisions and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. The effect of a phase out of LIBOR on instruments in which the Fund may invest is currently unclear. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. To the extent that any replacement rate differs from that utilized for a Structured Product that holds those securities, the Structured Product would experience an interest rate mismatch between its assets and liabilities. Structured Products generally contemplate a scenario where LIBOR is no longer available by requiring the Structured Product’s administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations. Recently, some Structured Products have included, or have been amended to include, language permitting the Structured Product’s investment manager to implement a market replacement rate upon the occurrence of certain material disruption events. However, not all Structured Products may adopt such provisions, nor can there be any assurance that Structured Products’ investment managers will undertake the suggested amendments when able. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

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Liquidity and Valuation Risks. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to sell securities for what the Adviser believes is the appropriate price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity and for investments that trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and therefore particularly prone to these risks.

•	Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

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Mortgage-Backed and Asset-Backed Securities Risks. Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed-income instruments. However, they are also subject to prepayment risk and extension risk, meaning that if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments and if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money.

Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, including CLOs, may decline and therefore may not be adequate to cover underlying investors. Some mortgage-backed and asset-backed securities have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, including CLOs, the Fund may be more susceptible to risk factors affecting such types of securities.

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Other Investment Companies Risks. The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.

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Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities (e.g., interest rate risk, call risk and extension risk). In addition, preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred securities allow the issuer to convert their preferred stock into common stock, preferred securities are often sensitive to declining common stock values. A company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

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Prepayment Risk. When interest rates decline, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

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Rating Agencies Risks. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

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Regulatory and Legal Risks. U.S. and non-U.S. government agencies and other regulators regularly adopt new regulations and legislatures enact new statutes that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund. These statutes and regulations may impact the investment strategies, performance, costs and operations of the Fund or the taxation of its shareholders.

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Repurchase Agreement Risks. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

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Reverse Repurchase Agreement Risks. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

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RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in excess of the cash generated on those investments in that tax year, which could cause the Fund to have difficulty satisfying the annual distribution requirements applicable to regulated investment companies (“RICs”) and avoiding Fund-level U.S. federal income and/or excise taxes.

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Risks Relating to Fund’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to a RIC and its shareholders under the Internal Revenue Code of 1986, as amended, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions.

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Structured Products Risks. The Fund may invest in Structured Products, including CLOs, CDOs, CMOs, and other asset-backed securities and debt securitizations. Some Structured Products have credit ratings, but are typically issued in various classes with various priorities. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for Structured Products that qualify for Rule 144A transactions. The senior and junior tranches of Structured Products may have floating or variable interest rates based on LIBOR and are subject to the risks associated with securities tied to LIBOR, including the risks associated with the future replacement of LIBOR with an alternative reference rate. The Fund may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks. Equity tranches of Structured Products typically do not have a fixed coupon and payments on equity tranches will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates based on LIBOR.

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Uncertain Tax Treatment. Below investment grade instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease accruing interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable, which may make it difficult for the Fund to satisfy the annual distribution requirements applicable to RICs.

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Unrated Securities Risks. Unrated securities may be less liquid than comparable rated securities and involve the risk that Angel Oak may not accurately evaluate the security’s comparative credit rating.

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U.S. Government Securities Risks. U.S. Government securities are not guaranteed against price movement and may decrease in value. Some U.S. Government securities are supported by the full faith and credit of the U.S. Treasury, while others may be supported only by the discretionary authority of the U.S. government to purchase certain obligations of a federal agency or U.S. government sponsored enterprise (“GSE”) or only by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such agencies and GSEs, no assurance can be given that the U.S. government will always do so. Other obligations are backed solely by the GSE’s own resources. Investments in securities issued by GSEs that are not backed by the U.S. Treasury are subject to higher credit risk than those that are backed by the U.S. Treasury.

Performance
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Institutional Class shares of the Fund from year-to-year. The table below shows how the Fund’s Class A and Institutional Class average annual total returns compare over time to those of a broad-based securities market index. Class A shares commenced operations on July 31, 2012. Performance of the Class A shares shown prior to April 15, 2016 has been adjusted to reflect the sales charge (load) that became applicable to purchases of Class A shares (subject to the exceptions described in the Prospectus) on April 15, 2016.
The Fund is the successor to the investment performance of the Rainier High Yield Fund (the “Predecessor High Yield Fund”) as a result of the reorganization of the Predecessor High Yield Fund into the Fund on April 15, 2016. Accordingly, the performance information shown below for periods prior to April 15, 2016 is that of the Predecessor High Yield Fund’s Institutional Shares and Original Shares for the Fund’s Institutional Class and Class A shares, respectively. The Predecessor High Yield Fund had substantially the same investment objectives, policies, and strategies as the Fund.
No performance information for Class C shares is provided because such class has not been in operation for a full calendar year. Average annual total returns for Class C shares will be lower than those shown in the table below for Class A shares because Class C shares generally have a higher distribution and/or service (12b-1) fee than Class A shares.
Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.angeloakcapital.com or by calling (855) 751-4324 (toll free).

Annual Total Returns for Institutional Class Shares (years ended December 31st)
The calendar year-to-date total return as of March 31, 2020 for the Fund’s Institutional Class shares was -15.13%.  During the periods shown in the chart, the highest quarterly return was 7.18% (for the quarter ended March 31, 2019) and the lowest quarterly return was -4.42% (for the quarter ended December 31, 2018).
Angel Oak High Yield Opportunities Fund
Average Annual Total Returns

For the period ended December 31, 2019	1 Year	5 Years	10 Years	Since Inception (3/31/09)	Since Inception (7/31/12)
Institutional Class
– Return Before Taxes	14.00%	6.63%	7.34%	9.05%	N/A
– Return After Taxes on Distributions[1]	11.38%	3.99%	4.49%	6.13%	N/A
– Return After Taxes on Distributions and Sale of Fund Shares[1]	8.22%	3.87%	4.48%	5.90%	N/A
Class A
– Return Before Taxes	11.15%	5.86%	N/A	N/A	5.63%
Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses, and taxes)	14.32%	6.13%	7.57%	11.09%	6.27%
NOTE: Class A shares commenced operations on July 31, 2012 as the Original Shares class of the Predecessor High Yield Fund, and Institutional Class shares commenced operations on March 31, 2009 as the Institutional Shares of the Predecessor High Yield Fund.

[1]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class only, and after-tax returns for other classes will vary.

Portfolio Management
Investment Adviser. Angel Oak Capital Advisors, LLC.
Portfolio Managers.
Sreeniwas (Sreeni) V. Prabhu, Managing Partner, Co-CEO, and Group Chief Investment Officer of the Adviser, has been a Portfolio Manager of the Fund since 2016.
Matthew R. Kennedy, CFA®, Managing Director and Senior Portfolio Manager of the Adviser, has been a Portfolio Manager of the Fund since its inception in 2009.
Berkin Kologlu, Managing Director and Senior Portfolio Manager of the Adviser, has been a Portfolio Manager of the Fund since 2016.
Nichole Hammond, CFA®, Senior Portfolio Manager of the Adviser, has been a Portfolio Manager of the Fund since 2017.

Purchase and Sale of Fund Shares
You may purchase or redeem Class A, Class C, and Institutional Class shares of the Fund on any business day by written request via mail (Angel Oak High Yield Opportunities Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at (855) 751‑4324 (toll free) or through certain financial intermediaries. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Class A Shares—All account types	$1,000	$100
Class C Shares—All account types	$1,000	$100
Institutional Class Shares—All account types	$500,000	$100
Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ANGEL OAK ULTRASHORT INCOME FUND SUMMARY
Investment Objective
The Angel Oak UltraShort Income Fund (the “Fund”) seeks to provide current income while seeking to minimize price volatility and maintain liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of amount redeemed)	None	1.00% [1]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.44%	0.44%	0.44%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.85%	1.60%	0.60%
Less Fee Waiver/Expense Reimbursement[2]	-0.10%	-0.10%	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[2]	0.75%	1.50%	0.50%

[1]	The Fund charges this fee on Class C shares redeemed within one year of purchase.

[2]
Angel Oak Capital Advisors, LLC (the “Adviser”) has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.49% of the Fund’s average daily net assets (the “Expense Limit”) through May 31, 2021. The contractual arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to this agreement if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver or reimbursement and (ii) the Expense Limit in effect at the time of recoupment and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expenses below reflect the Expense Limit for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$77	$261	$462	$1,040
Class C shares	$256	$495	$861	$1,892
Institutional Class shares	$51	$182	$325	$740

If you do not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$77	$261	$462	$1,040
Class C shares	$153	$495	$861	$1,892
Institutional Class shares	$51	$182	$325	$740
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year ended January 31, 2020, the portfolio turnover rate for the Fund was 156% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s allocation of its assets into various asset classes within the corporate credit and asset-backed fixed income market will depend on the views of the Adviser as to the best value relative to what is currently available in the market place, consistent with the Fund’s investment objective. In selecting investments, the Adviser may consider maturity, yield, and ratings information and opportunities for price appreciation among other criteria. The Adviser may sell investments if it determines that any of the mentioned factors have changed materially from its initial analysis or that other factors indicate that an investment is no longer earning a return commensurate with its risk or that a different security will better help the Fund achieve its investment objective. From time to time, the Fund may allocate its assets so as to focus on particular types of asset-backed fixed income securities. Currently, the Adviser anticipates focusing the Fund’s investments on asset-backed fixed income securities.
The Adviser analyzes a variety of factors when selecting investments for the Fund, such as collateral quality, credit support, structure and market conditions. The Adviser attempts to diversify risks that arise from position sizes, geography, ratings, duration, deal structure and collateral values. The Adviser will also seek to invest in securities that have relatively low volatility. The Adviser seeks to limit risk of principal by targeting assets that it considers undervalued.
In pursuing its objective, the Fund invests primarily in (i) mortgage-backed and other asset-backed fixed income securities, including securities backed by assets such as credit card receivables, student loans, automobile loans, and residential and commercial real estate, (ii) corporate and other debt securities, and (iii) collateralized loan obligations (“CLOs”), which are backed by a pool of loans, and other collateralized debt obligations (“CDOs”), which are backed by a pool of debt (collectively, “Debt Instruments”). Debt Instruments may include floating or variable rate obligations. CLOs and CDOs are similar to collateralized mortgage obligations (“CMOs”) (described below), but differ as to the type of underlying loan or debt. CLOs, CDOs, and CMOs and other securitizations may be referred to as Structured Products. The Fund may invest up to 30% of its net assets in CLOs.
The Fund may purchase bonds of any maturity, but, under normal circumstances, the Fund will have a dollar-weighted average maturity of less than two years and dollar-weighted average duration of less than one year. Maturity refers to the length of time until a bond’s principal is repaid with interest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure, with a higher duration indicating greater sensitivity to interest rates. For example, if a portfolio has a duration of two years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 2%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, therefore the Fund’s exposure to changes in interest rates.
The Fund may invest, without limitation, in Debt Instruments of any quality and maturity, including high-yield securities (also known as “junk bonds”), and securities that are not rated by any rating agencies. In selecting debt investments, the Adviser may consider maturity, yield, and ratings information and opportunities for price appreciation.
The Fund is a non-diversified portfolio under the Investment Company Act of 1940 (the “1940 Act”), meaning it may invest a greater percentage of its assets in a single or limited number of issuers than a diversified fund.
The Fund may invest in non-agency, residential mortgage-backed securities (“RMBS”). Residential mortgage loans are generally classified into three categories based on the risk profile of the borrower and the property: (i) Prime, (ii) Alternative-A (“Alt-A”), and (iii) Subprime. Prime residential mortgage loans are extended to borrowers who represent a relatively low risk profile through a strong credit history. Subprime loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. Alt-A loans are made to borrowers whose risk profile falls between Prime and Subprime. When selecting RMBS investments for the Fund, the Adviser intends to focus on RMBS that are collateralized by pools of Prime or Alt-A mortgages and that are seasoned (i.e., have a history of timely payments) (these securities are also known as CMOs).

Prime mortgage loans may be either “agency” or “non-agency.” Agency loans have balances that fall within the limits set by the Federal Housing Finance Agency (“FHFA”) and qualify as collateral for securities that are issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Non-agency loans have balances that may or may not fall within the limits set by FHFA and do not qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae or Freddie Mac, and are sponsored by private companies other than government sponsored enterprises (sometimes referred to as “private label paper”). Under normal circumstances, the Fund will concentrate its investments (i.e., invest more than 25% of its total assets (measured at the time of purchase)) in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities.
The Fund may invest in the securities of other investment companies that invest primarily in fixed income securities.
The Fund may invest up to 15% of its net assets in securities that are deemed to be illiquid, which may include private placements, certain Rule 144A securities (which are subject to resale restrictions), and securities of issuers that are bankrupt or in default.
The Fund is not a money market fund and does not seek to maintain a stable net asset value (“NAV”).
In pursuing its investment objective or for hedging purposes, the Fund may utilize (i) short selling, (ii) borrowing, and (iii) various types of derivative instruments, including structured products, swaps (including credit default swaps), futures contracts, and options, although the Adviser expects that not all such derivatives will be used at all times. Such derivatives may trade over-the-counter or on an exchange and may principally be used for one or more of the following purposes: speculation, duration management, or to pursue the Fund’s investment objective. The Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Fund may borrow up to one-third of its total assets. The Fund may also invest in reverse repurchase agreements. The Fund may engage in active and frequent trading of its portfolio securities.
Principal Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.  You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund. There may be circumstances that could prevent the Fund from achieving its investment objective and you may lose money by investing in the Fund. An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Borrowing Risks and Leverage Risks. Borrowing for investment purposes creates leverage, which will exaggerate the effect of any change in the value of securities in the Fund’s portfolio on the Fund’s NAV and, therefore, may increase the volatility of the Fund.

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Concentration in Certain Mortgage-Backed Securities. The risks of concentrating in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities include susceptibility to changes in interest rates and the risks associated with the market’s perception of issuers, the creditworthiness of the parties involved and investing in real estate securities.

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Credit Risk. Credit risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

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Derivatives Risks. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets, rate or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Certain derivatives may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

The derivative instruments and techniques that the Fund may principally use include:

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Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

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Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

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Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, or other instruments. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Swaps could result in losses if interest rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect.

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General Market Risk. The capital markets may experience periods of disruption, instability and volatility. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such conditions may materially and adversely affect the markets globally and in the jurisdictions in which the Fund invests, which may have a negative impact on the Fund’s performance. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

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Fixed-Income Instruments Risks. The Fund will invest fixed-income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. A fund with a negative average portfolio duration may decline in value as interest rates decrease. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement.

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Floating or Variable Rate Securities Risk. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and default risk and may be subject to legal or contractual restrictions on resale, which could impair their value.

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High-Yield Securities Risks. High-yield securities (also known as “junk bonds”) carry a greater degree of risk and are more volatile than investment grade securities and are considered speculative. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. The Fund’s investments in high-yield securities expose it to a substantial degree of credit risk.

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Illiquid Investments Risks. The Fund may, at times, hold illiquid investments, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

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Interest Rate Risk. The Fund is exposed to risks associated with changes in interest rates, including the possibility that, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

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Large Shareholder Transactions Risk. Shares of the Fund are offered to certain other investment companies, large retirement plans and other large investors. As a result, the Fund is subject to the risk that those shareholders may purchase or redeem a large amount of shares of the Fund. To satisfy such large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, large purchases of Fund shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large shareholder activity could also generate increased transaction costs and cause adverse tax consequences.

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LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund also may utilize leverage or borrowings primarily based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR may affect the value, liquidity or return on certain Fund investments that reference LIBOR without including fallback provisions and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. The effect of a phase out of LIBOR on instruments in which the Fund may invest is currently unclear. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. To the extent that any replacement rate differs from that utilized for a Structured Product that holds those securities, the Structured Product would experience an interest rate mismatch between its assets and liabilities. Structured Products generally contemplate a scenario where LIBOR is no longer available by requiring the Structured Product’s administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations. Recently, some Structured Products have included, or have been amended to include, language permitting the Structured Product’s investment manager to implement a market replacement rate upon the occurrence of certain material disruption events. However, not all Structured Products may adopt such provisions, nor can there be any assurance that Structured Products’ investment managers will undertake the suggested amendments when able. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

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Liquidity and Valuation Risks. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to sell securities for what the Adviser believes is the appropriate price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity and for investments that trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and therefore particularly prone to these risks.

•	Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

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Mortgage-Backed and Asset-Backed Securities Risks. Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed-income instruments. However, they are also subject to prepayment risk and extension risk, meaning that if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments and if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. In addition, mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities collateralized by subprime loans may be subject to a higher degree of credit risk and valuation risk. Additionally, such securities may be subject to a higher degree of liquidity risk, because the liquidity of such investments may vary dramatically over time.

Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, including CLOs, may decline and therefore may not be adequate to cover underlying investors. Some mortgage-backed and asset-backed securities have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments.

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NAV Risk. The Fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk, and other risks relevant to the Fund’s investments. The Fund’s NAV per share will fluctuate.

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New Fund Risk. The Fund is new with limited operating history. As a result, the Fund’s performance may not reflect how the Fund may be expected to perform over the long term. In addition, prospective investors have a limited track record and history on which to base their investment decisions.

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Non-Diversification Risks. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by a single corporate, economic, political or regulatory occurrence.

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Other Investment Companies Risks. The Fund will incur higher and duplicative expenses when it invests in mutual funds, exchange-traded funds (“ETFs”), and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.

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Portfolio Turnover Risk.   Frequent trading increases the Fund’s portfolio turnover rate and may increase transaction costs, such as brokerage commissions, dealer mark-ups and may result in higher taxes when Fund shares are held in a taxable account.  Increased transaction costs could detract from the Fund’s performance.

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Prepayment Risk. When interest rates decline, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

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Rating Agencies Risks. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

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Regulatory and Legal Risks. U.S. and non-U.S. government agencies and other regulators regularly adopt new regulations and legislatures enact new statutes that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund. These statutes and regulations may impact the investment strategies, performance, costs and operations of the Fund or the taxation of its shareholders.

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Repurchase Agreement Risks. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

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Reverse Repurchase Agreement Risks. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

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RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in excess of the cash generated on those investments in that tax year, which could cause the Fund to have difficulty satisfying the annual distribution requirements applicable to regulated investment companies (“RICs”) and avoiding Fund-level U.S. federal income and/or excise taxes.

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Risks Relating to Fund’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to a RIC and its shareholders under the Internal Revenue Code of 1986, as amended, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions.

•	Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

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Short Sales Risks. The Fund may make short sales of securities, which involves selling a security it does not own in anticipation that the price of the security will decline. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy (“cover”) the security sold short when the security has appreciated in value or is unavailable, thus resulting in a loss to the Fund. Short sales also involve the risk that losses may exceed the amount invested and may be unlimited.

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Structured Products Risks. The Fund may invest in Structured Products, including CLOs, CDOs, CMOs, and other asset-backed securities and debt securitizations. Some Structured Products have credit ratings, but are typically issued in various classes with various priorities. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for Structured Products that qualify for Rule 144A transactions. The senior and junior tranches of Structured Products may have floating or variable interest rates based on LIBOR and are subject to the risks associated with securities tied to LIBOR, including the risks associated with the future replacement of LIBOR with an alternative reference rate. The Fund may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks. Equity tranches of Structured Products typically do not have a fixed coupon and payments on equity tranches will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates based on LIBOR.

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Uncertain Tax Treatment. Below investment grade instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable, which may make it difficult for the Fund to satisfy the annual distribution requirements applicable to RICs.

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Unrated Securities Risks. Unrated securities may be less liquid than comparable rated securities and involve the risk that Angel Oak may not accurately evaluate the security’s comparative credit rating.

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U.S. Government Securities Risks. U.S. government securities are not guaranteed against price movement and may decrease in value. Some U.S. Government securities are supported by the full faith and credit of the U.S. Treasury, while others may be supported only by the discretionary authority of the U.S. government to purchase certain obligations of a federal agency or U.S. government sponsored enterprise (“GSE”) or only by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such agencies and GSEs, no assurance can be given that the U.S. government will always do so. Other obligations are backed solely by the GSE’s own resources. Investments in securities issued by GSEs that are not backed by the U.S. Treasury are subject to higher credit risk than those that are backed by the U.S. Treasury.

Performance
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Institutional Class shares of the Fund over the past year. The table below shows how the Fund’s Class A and Institutional Class average annual total returns compare over time to those of certain broad-based securities market indices. Class A shares commenced operations on April 30, 2018. Institutional Class shares commenced operations on April 2, 2018.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.angeloakcapital.com or by calling (855) 751-4324 (toll free).
Annual Total Returns for Institutional Class Shares (years ended December 31st)
The calendar year-to-date total return as of March 31, 2020 for the Fund’s Institutional Class shares was -3.72%.  During the period shown in the chart, the highest quarterly return was 1.21% (for the quarter ended June 30, 2019) and the lowest quarterly return was 0.65% (for the quarter ended December 31, 2019).

Angel Oak UltraShort Income Fund
Average Annual Total Returns

For the period ended December 31, 2019	1 Year	Since Inception (4/30/18)	Since Inception (4/02/18)
Institutional Class
– Return Before Taxes	4.06%	N/A	3.62%
– Return After Taxes on Distributions[1]	2.76%	N/A	2.37%
– Return After Taxes on Distributions and Sale of Fund Shares[1]	2.39%	N/A	2.23%
Class A
– Return Before Taxes	1.49%	1.97%	N/A
Bloomberg Barclays U.S. Treasury Bill: 9-12 Months Index (reflects no deduction for fees, expenses, and taxes)	2.88%	2.63%	2.56%

[1]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class only, and after-tax returns for other classes will vary.

Portfolio Management

Investment Adviser. Angel Oak Capital Advisors, LLC.

Portfolio Managers.

Sreeniwas (Sreeni) V. Prabhu, Managing Partner, Co-CEO, and Group Chief Investment Officer of the Adviser, has been a portfolio manager of the Fund since its inception in 2018.

Clayton Triick, CFA, Senior Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since its inception in 2018.

Colin McBurnette, Senior Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since its inception in 2018.
Purchase and Sale of Fund Shares
You may purchase or redeem Class A, Class C, and Institutional Class shares of the Fund on any business day by written request via mail (Angel Oak UltraShort Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at (855) 751-4324 (toll free) or through certain financial intermediaries. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Class A Shares—All account types	$1,000	$100
Class C Shares—All account types	$1,000	$100
Institutional Shares—All account types	$500,000	$100
Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ OBJECTIVES,
PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL INVESTMENT RISKS
The following information is in addition to, and should be read along with, the description of the Angel Oak Multi-Strategy Income Fund’s (the “Multi-Strategy Income Fund”), the Angel Oak Financials Income Fund’s (the “Financials Income Fund”), the Angel Oak High Yield Opportunities Fund’s (the “High Yield Fund”), and the Angel Oak UltraShort Income Fund’s (the “UltraShort Income Fund”) (each a “Fund” and together, the “Funds”) investment objectives, principal investment strategies and principal investment risks in the summary sections above.
Investment Objective
Each Fund’s investment objectives are not fundamental and may be changed without shareholder approval. Each Fund will provide 60 days’ advance notice of any change in its investment objective.
Principal Investment Strategies of the Multi-Strategy Income Fund
The Fund may invest without constraint in a variety of fixed-income instruments that are not limited with respect to their issuer, quality, maturity, currency, structure, yield, duration, or any other characteristic. The Fund’s portfolio may include significant investments in high-yield securities and fixed-income securities that are not rated by any rating agencies. Such bonds, if rated, will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies, or Ba or lower by Moody’s Investors Service, Inc.) or will be determined by the Adviser to be of similar quality.
In addition, the Fund will concentrate its investment in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities. This means that, under normal circumstances, the Fund will invest more than 25% of its assets (measured at the time of purchase) in such securities.
The asset-backed securities in which the Fund invests may consist of a variety of categories, including Structured Products and agency or non-agency residential mortgage-backed securities (“RMBS”). Residential mortgage loans are generally classified into three categories based on the risk profile of the borrower and the property: (i) Prime, (ii) Alternative-A (“Alt-A”), and (iii) Subprime. The Adviser may buy or sell indexed and inverse floating rate securities and may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls, which involve a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price).
The Fund may also make direct investments in mortgage loans. To aid in the review of the mortgage loans purchased by the Fund, the Adviser may use administrative services provided by Angel Oak Home Loans LLC, an affiliate of the Adviser. The Fund does not pay Angel Oak Home Loans, LLC for those services, and the Adviser has the sole discretion to select the mortgage loans in which the Fund will invest.
With respect to a limited portion of the Fund’s portfolio, the Fund may purchase and/or short sell equity securities of small-cap, publicly-traded community banks.
The Fund may invest in other investment companies, including closed-end investment companies and open-end investment companies, which may operate as traditional mutual funds or as ETFs. The other investment companies in which the Fund invests may be part of the same group of investment companies as the Fund.
The Fund may invest up to 15% of its net assets in securities that are deemed to be illiquid, which may include private placements, certain Rule 144A securities (which are subject to resale restrictions), and securities of issuers that are bankrupt or in default.
The Fund’s use of borrowing, short sales, derivatives and reverse repurchase agreements may be deemed to create leverage, which can increase the Fund’s volatility and the effect, positive or negative, of the Fund’s investments and its NAV. The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures contracts, options and other derivative transactions, to one-third of the Fund’s total assets at the time utilized.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives to gain or adjust exposure to markets, sectors, securities and currencies and to manage exposure to risks relating to creditworthiness, interest rate spreads, volatility and changes in yield curves. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Fund may also utilize foreign currency transactions, including currency options and forward currency contracts, to hedge non-U.S. Dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies.
The Fund may implement its strategy by making investments directly or, to comply with certain regulations, through one or more wholly-owned and controlled subsidiaries formed by the Fund and organized in the United States (each, a “Subsidiary”). A Subsidiary may invest in residential and commercial real estate whole loans, participations in such loans or instruments representing the right to receive interest payments and principal due on such loans. The Subsidiary may invest in residential and commercial real estate loans of any credit rating or no credit rating, including without limit in loans that are rated below investment grade. The principal risks of investments in the Subsidiary are the same as those relating to residential loans and mortgages. See “Residential Loans and Mortgages Risk.” The allocation of the Fund’s investments, if any, in a Subsidiary will vary over time, and a Subsidiary’s investments will also vary and may not include all of the types of investments described above.
Principal Investment Strategies of the Financials Income Fund

The Fund will, under normal circumstances, invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the securities of financial institutions (measured at the time of purchase). The Fund will look through to underlying funds in which it invests (including ETFs) when determining compliance this 80% policy. The Fund has adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior written notice of any changes in this non-fundamental 80% policy.
In addition, the Fund will concentrate its investments in the group of industries related to banks and diversified financials. This means that, under normal circumstances, the Fund will invest more than 25% of its assets (measured at the time of purchase) in securities issued by companies conducting their principal business activities in the group of industries related to banks and diversified financials.
The Fund will not concentrate its investments in any other group of industries.
The Fund may invest in a variety of fixed-income instruments that are not limited with respect to their issuer, quality, maturity, structure, yield, duration, or any other characteristic. The Fund’s investment in high-yield securities may include securities rated “D” or better, or comparable unrated securities. Debt securities rated “D” are in default. The Fund’s portfolio may include significant investments in high-yield securities and fixed-income securities that are not rated by any rating agencies. Such bonds, if rated, will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies, or Ba or lower by Moody’s Investors Service, Inc.) or will be determined by the Adviser to be of similar quality.
The Fund may invest in a variety of asset-backed securities, including, without limitation, Structured Products and agency or non-agency residential mortgage-backed securities (“RMBS”). Residential mortgage loans are generally classified into three categories based on the risk profile of the borrower and the property: (i) Prime, (ii) Alternative-A (“Alt-A”), and (iii) Subprime. Prime residential mortgage loans are extended to borrowers who represent a relatively low risk profile through a strong credit history. Subprime loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. Alt-A loans are made to borrowers whose risk profile falls between Prime and Subprime. When selecting RMBS investments for the Fund, the Adviser intends to focus on RMBS that are collateralized by pools of Prime or Alt-A mortgages and that are seasoned (i.e., have a history of timely payments) (these securities are also known as “collateralized mortgage obligations” or “CMOs”).
The Fund may invest in bank subordinated debt.
Prime mortgage loans may be either “agency” or “non-agency.” Agency loans have balances that fall within the limits set by the Federal Housing Finance Agency (“FHFA”) and qualify as collateral for securities that are issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Non-agency loans have balances that may or may not fall within the limits set by FHFA and do not qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae or Freddie Mac, and are sponsored by private companies other than government sponsored enterprises (sometimes referred to as “private label paper”). The Fund may also invest in to-be-announced mortgage-backed securities.
The Adviser may buy or sell indexed and inverse floating rate securities and may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls, which involve a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price).
With respect to a limited portion of the Fund’s portfolio, the Fund may purchase and/or short sell equity securities of small-cap, publicly traded community banks. The Adviser employs a value oriented, research driven approach that seeks to identify community banks with discounted valuation.
The Fund may invest up to 15% of its net assets in securities that are deemed to be illiquid, which may include private placements, certain Rule 144A securities (which are subject to resale restrictions), and securities of issuers that are bankrupt or in default.
The Fund’s use of borrowing, short sales, derivatives and reverse repurchase agreements may be deemed to create leverage, which can increase the Fund’s volatility and the effect, positive or negative, of the Fund’s investments and its NAV. The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures contracts, options and other derivative transactions, to one-third of the Fund’s total assets at the time utilized.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives to gain or adjust exposure to markets, sectors, securities and currencies and to manage exposure to risks relating to creditworthiness, interest rate spreads, volatility and changes in yield curves. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Fund may also utilize foreign currency transactions, including currency options and forward currency contracts, to establish or adjust exposure to particular foreign securities, markets or currencies.

The Fund may engage in active and frequent trading of its portfolio securities which may result in higher portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

The Fund’s portfolio of fixed-income instruments will depend on the views of the Adviser as to the best value relative to what is currently presented in the marketplace. The Fund’s portfolio managers lead a team of sector specialists responsible for researching opportunities within their sector and making recommendations to the Fund’s portfolio managers. In selecting investments, the Adviser may consider maturity, yield and ratings information and opportunities for price appreciation among other criteria. As part of its investment process, the Adviser also considers certain environmental, social and governance (“ESG”) and sustainability factors that it believes could have a material negative or positive impact on the risk profiles of the issuers of certain securities in which the Fund may invest. These determinations may not be conclusive, and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors. The Adviser may sell investments if it determines that an investment is no longer earning a return commensurate with its risk or that a different security will better help the Fund achieve its investment objective.

In evaluating an issuer’s ESG and sustainability practices, the Adviser will use its own proprietary assessments of material ESG and sustainability factors and may also reference standards as set forth by recognized global organizations such as entities sponsored by the United Nations. Additionally, the Adviser may engage proactively with issuers to encourage them to improve their ESG and sustainability factors. In this regard, the Adviser may engage in direct dialogue with company management, including through in-person meetings, phone calls, electronic communications, and letters. These engagement activities are designed to facilitate the Adviser’s efforts to identify opportunities for companies to improve their ESG and sustainability practices and to work collaboratively with company management to establish concrete objectives and to develop a plan for meeting those objectives. The Fund may invest in securities issued by companies whose ESG and sustainability practices, at the time of the investment, do not fully meet the Adviser’s proprietary standards, with the expectation that the Adviser’s engagement efforts and/or the company’s own initiatives will lead to improvements in the company’s ESG and sustainability practices over time. It may also exclude those issuers that are not receptive to the Adviser’s engagement efforts, as determined in the Adviser’s sole discretion.
Principal Investment Strategies of the High Yield Fund
The Fund will, under normal circumstances, invest at least 80% of its net assets, plus any borrowings for investment purposes, in below investment grade bonds of corporate issuers. The Fund has adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior written notice of any changes in this non-fundamental 80% policy.
The Fund may invest in other investment companies, including closed-end investment companies and open-end investment companies, which may operate as traditional mutual funds or as ETFs. The other investment companies in which the Fund invests may be affiliates of the Fund. The Fund’s investments in other investment companies that invest in below investment grade bonds of corporate issuers are counted towards the Fund’s 80% policy. For purposes of the Fund’s investment policies, the Fund’s investments in other investment companies are deemed to be investments in the type securities in which such other investment companies principally invest (e.g., the Fund’s investments in other investment companies that invest in below investment grade bonds of corporate issuers are counted towards the Fund’s 80% policy).
The Fund’s use of borrowing, derivatives, and reverse repurchase agreements may be deemed to create leverage, which can increase the Fund’s volatility and the effect, positive or negative, of the Fund’s investments on its NAV. The Investment Company Act of 1940 (the “1940 Act”) generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures contracts, options and other derivative transactions, to one-third of the Fund’s total assets at the time utilized.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives to gain or adjust exposure to markets, sectors, securities and currencies and to manage exposure to risks relating to creditworthiness, interest rate spreads, volatility and changes in yield curves. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Fund may also utilize foreign currency transactions, including currency options and forward currency contracts, to hedge non-U.S. Dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies. For purposes of assessing compliance with the Fund’s 80% policy, the derivatives in which the Fund invests will be valued on a mark to market basis.
The Fund may invest up to 15% of its net assets in securities that are deemed to be illiquid, which may include private placements, certain Rule 144A securities (which are subject to resale restrictions), and securities of issuers that are bankrupt or in default.
The Fund may invest significantly in bonds denominated in non-U.S. currencies. The Fund’s investment in bonds denominated in currencies other than the U.S. Dollar may be on a currency hedged or unhedged basis.

Principal Investment Strategies of the UltraShort Income Fund
The Fund may invest in other investment companies, including closed-end investment companies and open-end investment companies, which may operate as traditional mutual funds or as ETFs. The other investment companies in which the Fund invests may be affiliates of the Fund.
The Fund’s use of borrowing, derivatives, and reverse repurchase agreements may be deemed to create leverage, which can increase the Fund’s volatility and the effect, positive or negative, of the Fund’s investments on its NAV. The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures contracts, options and other derivative transactions, to one-third of the Fund’s total assets at the time utilized.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives to gain or adjust exposure to markets, sectors, securities, and currencies and to manage exposure to risks relating to creditworthiness, interest rate spreads, volatility, and changes in yield curves. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk.
Under normal circumstances, the Fund will concentrate its investments (i.e., invest more than 25% of its total assets (measured at the time of purchase)) in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities.
The Fund may invest up to 15% of its net assets in securities that are deemed to be illiquid, which may include private placements, certain Rule 144A securities (which are subject to resale restrictions), and securities of issuers that are bankrupt or in default.
The Fund may engage in active and frequent trading of its portfolio securities which may result in higher portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.
Principal Risks of Investing in the Funds
The principal risks of investing in the Funds are summarized in the respective summary section above. As in the summary sections, the principal risks below are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear and applies to each Fund unless otherwise indicated.

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Bank Subordinated Debt Risk (Financials Income Fund and High Yield Fund only). Banks may issue subordinated debt securities, which have a lower priority to full payment behind other more senior debt securities. This means, for example, that if the issuing bank were to become insolvent, subordinated debt holders may not receive a full return of their principal because the bank would have to satisfy the claims of senior debt holders first. In addition to the risks generally associated with fixed income instruments (e.g., interest rate risk, credit risk, etc.), bank subordinated debt is also subject to risks inherent to banks. Because banks are highly regulated and operate in a highly competitive environment, it may be difficult for a bank to meet its debt obligations. Banks also may be affected by changes in legislation and regulations applicable to the financial markets. This is especially true in light of the large amount of regulatory developments in recent years. Bank subordinated debt is often issued by smaller community banks that may be overly concentrated in a specific geographic region, lack the capacity to comply with new regulatory requirements or lack adequate capital. Smaller banks may also have a lower capacity to withstand negative developments in the market in general. If any of these or other factors were to negatively affect a bank’s operations, the bank could fail to make payments on its debt obligations, which would hurt the Fund’s bank subordinated debt investments. Subordinated debt, senior debt and preferred securities of banks and diversified financials companies are subject to the risks generally associated with the financials sector. See “Financials Sector Risk.”

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BDC Risk (Financials Income Fund only). BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their NAV. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high-quality debt securities. BDCs usually trade at a discount to their NAV because they invest in unlisted securities and have limited access to capital markets. BDCs may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. BDCs are subject to management and other expenses, which will be indirectly paid by the Fund.

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Borrowing Risks and Leverage Risks. Money borrowed will be subject to interest and other costs (including commitment fees and/or the cost of maintaining minimum average balances). Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund. In addition, pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”), a Fund may borrow from another Fund for temporary purposes, to the extent such participation is consistent with the Fund’s and the lending Fund’s investment objective and investment policies.

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Community Bank Risks (Multi-Strategy Income Fund and Financials Income Fund only). The Fund’s investments in community banks may make the Fund more economically vulnerable in the event of a downturn in the banking industry. Community banks may face heightened risks of failure during times of economic downturns, including those impacting a particular region, than larger banks. Community banks may also be subject to greater lending risks than larger banks, including the risks associated with mortgage loans. The ability of management of financial institutions to identify, measure, monitor and control the risks of an institution’s activities and to ensure a financial institution’s safe, sound and efficient operation in compliance with applicable laws and regulations are critical. Community banks may have fewer resources to devote towards employing and retaining strong management employees and implementing a thorough compliance program. Additionally, banking institutions are subject to substantial regulations that could adversely affect their ability to operate and the value of the Fund’s investments, including from future banking regulations. Ownership of the stock of certain types of regulated banking institutions may subject the Fund to additional regulations. Investments in banking institutions and transactions related to the Fund investments may require approval from one or more regulatory authorities. If the Fund were deemed to be a bank holding company or thrift holding company, bank holding companies or thrift holding companies that invest in the Fund would be subject to certain restrictions and regulations.

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Concentration in Certain Mortgage-Backed Securities Risk (Multi-Strategy Income Fund and UltraShort Income Fund only). Concentration risk results from maintaining exposure to the performance of the residential and commercial mortgages held in the mortgage-backed securities in which the Fund will invest. The risk of concentrating in these types of investments is that the Fund will be susceptible to the risks associated with mortgage-backed securities as discussed below.

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Concentration in the Group of Industries Related to Banks and Diversified Financials Risk (Financials Income Fund only). Issuers in the group of industries relating to banking are particularly susceptible to interest rate risk, market risk, competition and general changes in economic conditions. Such issuers may also be affected by legislative or regulatory changes. In addition, financial market volatility and borrowers’ financial difficulties may significantly affect the values of the Fund’s investments in issuers in the banking industry. More generally, market events and conditions, monetary policy and other related factors can impact issuers in the banking industry in similar ways, which can result in increased volatility in the value of the Fund’s portfolio, and the possibility that many of the Fund’s holdings may lose value simultaneously.

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Credit Risk. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract or repurchase agreement, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by a Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

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Derivatives Risks. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

The derivative instruments and techniques that the Fund may principally use include:

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Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

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Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

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Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect. The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

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Energy Sector Risk (High Yield Fund only). The Fund will invest significantly in securities tied to the energy sector and energy infrastructure. Energy infrastructure companies are engaged in the (i) gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) processing, treating, and refining of natural gas liquids and crude oil, (iv) owing, managing and transporting alternative fuels such as ethanol, hydrogen and biodiesel. The energy sector is highly regulated. Companies operating in the energy sector are subject to significant regulation of virtually every aspect of their operations by federal, state and local governmental agencies, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may change for the products and services they provide. Companies in the energy sector may be affected by fluctuations in the prices of energy commodities, including natural gas, natural gas liquids, crude oil and coal. Companies engaged in the exploration, development, management or production of energy commodities are at risk of the natural resources depleting over time, which may cause the market value of the company to decline over time. Companies operating in the energy sector may be adversely affected by reductions in the supply or demand for energy commodities. Companies in the energy sector may be subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, underestimated cost projections, and other risks arising from specific business strategies. Rising interest rates which could adversely impact the financial performance of these companies by increasing their costs of capital, which may reduce a company's ability to execute acquisitions or expansion products in a cost-effective manner. Extreme weather or other natural disasters could adversely impact the value of the debt and equity securities of the companies operating in the energy sector in which the Fund invests. Threats of attacks by terrorists on energy assets could impact the market for companies operating in the energy sector. A significant accident or event occurs and a company is not fully insured, it could adversely affect a company's operations and financial condition and the securities issued by the company.

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Equity Market Risk (Multi-Strategy Income Fund, Financials Income Fund, and High Yield Fund only). The Fund’s investments in equity securities may subject the Fund to volatility and the following risks: (i) prices of stock may fall over short or extended periods of time; (ii) cyclical movements of the equity market may cause the value of the Fund’s securities to fluctuate drastically from day to day; and (iii) individual companies may report poor results or be negatively affected by industry and or economic trends and developments.

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Extension Risk (Multi-Strategy Income Fund, Financials Income Fund, and High Yield Fund only). An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.

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Financials Sector Risk (Financials Income Fund and High Yield Fund only). Companies in the group of industries related to banks and diversified financials are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the group of industries related to banks and diversified financials, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the industries as a whole cannot be predicted. A Fund’s emphasis on community banks may make the Fund more economically vulnerable in the event of a downturn in the banking industry. Community banks may face heightened risks of failure during times of economic downturns than larger banks. Community banks may also be subject to greater lending risks than larger banks.

Certain risks may impact the value of investments in the group of industries related to banks and diversified financials more severely than those of investments outside these industries, including the risks associated with companies that operate with substantial financial leverage. Companies in the group of industries related to banks and diversified financials may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.
Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Insurance companies are subject to extensive government regulation in some countries and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps, or other changes in government regulation or tax law. Different segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions failed during that time, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value.
The group of industries related to banks and diversified financials is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.
Risks specific to the bank and diversified financial group of industries also may include:

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Asset Quality and Credit Risk. When financial institutions loan money, commit to loan money or enter into a letter of credit or other contract with a counterparty, they incur credit risk, or the risk of losses if their borrowers do not repay their loans or their counterparties fail to perform according to the terms of their contract. The companies in which the Fund will invest offer a number of products which expose them to credit risk, including loans, leases and lending commitments, derivatives, trading account assets and assets held-for-sale. Financial institutions allow for and create loss reserves against credit risks based on an assessment of credit losses inherent in their credit exposure (including unfunded credit commitments). This process, which is critical to their financial results and condition, requires difficult, subjective and complex judgments, including forecasts of economic conditions and how these economic predictions might impair the ability of their borrowers to repay their loans. As is the case with any such assessments, there is always the chance that the financial institutions in which the Fund invests will fail to identify the proper factors or that they will fail to accurately estimate the impacts of factors that they identify. Failure to identify credit risk factors or the impact of credit factors may result in increased non-performing assets, which will result in increased loss reserve provisioning and reduction in earnings. Poor asset quality can also affect earnings through reduced interest income which can impair a bank’s ability to service debt obligations or to generate sufficient income for equity holders. Bank failure may result due to inadequate loss reserves, inadequate capital to sustain credit losses or reduced earnings due to non-performing assets. The Fund will not have control over the asset quality of the financial institutions in which the Fund will invest, and these institutions may experience substantial increases in the level of their non-performing assets which may have a material adverse impact on the Fund’s investments.

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Capital Risk. A bank’s capital position is extremely important to its overall financial condition and serves as a cushion against losses. U.S. banking regulators have established specific capital requirements for regulated banks. Federal banking regulators proposed amended regulatory capital regulations in response to the Dodd-Frank Act and Basel III protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The regulatory provisions under which the regulatory authorities act are intended to protect depositors. The deposit insurance fund and the banking system are not intended to protect stockholders or other investors in other securities issued by a bank or its holding company. The effect of inadequate capital can have a potentially adverse consequence on the institution’s financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on the Fund’s investments.

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Earnings Risk. Earnings are the primary means for financial institutions to generate capital to support asset growth, to provide for loan losses and to support their ability to pay dividends to stockholders. The quantity as well as the quality of earnings can be affected by excessive or inadequately managed credit risk that may result in losses and require additions to loss reserves, or by high levels of market risk that may unduly expose an institution’s earnings to volatility in interest rates. The quality of earnings may also be diminished by undue reliance on extraordinary gains, nonrecurring events, or favorable tax effects. Future earnings may be adversely affected by an inability to forecast or control funding and operating expenses, net interest margin compression improperly executed or ill-advised business strategies, or poorly managed or uncontrolled exposure to other risks. Deficient earnings can result in inadequate capital resources to support asset growth or insufficient cash flow to meet the financial institution’s near term obligations. Under certain circumstances, this may result in the financial institution being required to suspend operations or the imposition of a cease-and-desist order by regulators which could potentially impair the Fund’s investments.

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Management Risk. The ability of management to identify, measure, monitor and control the risks of an institution’s activities and to ensure a financial institution’s safe, sound and efficient operation in compliance with applicable laws and regulations are critical. Depending on the nature and scope of an institution’s activities, management practices may need to address some or all of the following risks: credit, market, operating, reputation, strategic, compliance, legal, liquidity and other risks. The Fund will not have direct or indirect control over the management of the financial institutions in which the Fund will invest and, given our long-term investment strategy, it is likely that the management teams and their policies may change. The inability of management to operate their financial institution in a safe, sound and efficient manner in compliance with applicable laws and regulations, or changes in management of financial institutions in which the Fund invests, may have an adverse impact on the Fund’s investment.

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Litigation Risk. Financial institutions face significant legal risks in their businesses, and the volume of claims and amount of damages and penalties claimed in litigation and regulatory proceedings against financial institutions remain high. Substantial legal liability or significant regulatory action against the companies in which the Fund invests could have material adverse financial effects or cause significant reputational harm to these companies, which in turn could seriously harm their business prospects. Legal liability or regulatory action against the companies in which the Fund invests could have material adverse financial effects on the Fund and adversely affect the Fund’s earnings and book value.

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Market Risk. The financial institutions in which the Fund will invest are directly and indirectly affected by changes in market conditions. Market risk generally represents the risk that values of assets and liabilities or revenues will be adversely affected by changes in market conditions. Market risk is inherent in the financial instruments associated with the operations and activities including loans, deposits, securities, short-term borrowings, long-term debt, trading account assets and liabilities, and derivatives of the financial institutions in which the Fund will invest. Market risk includes, but is not limited to, fluctuations in interest rates, equity and futures prices, changes in the implied volatility of interest rates, equity and futures prices and price deterioration or changes in value due to changes in market perception or actual credit quality of the issuer. Accordingly, depending on the instruments or activities impacted, market risks can have wide ranging, complex adverse effects on the operations and overall financial condition of the financial institutions in which the Fund will invest as well as adverse effects on the Fund’s results from operations and overall financial condition.

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Monetary Policy Risk. Monetary policies have had, and will continue to have, significant effects on the operations and results of financial institutions. There can be no assurance that a particular financial institution will not experience a material adverse effect on its net interest income in a changing interest rate environment. Factors such as the liquidity of the global financial markets, and the availability and cost of credit may significantly affect the activity levels of customers with respect to the size, number and timing of transactions. Fluctuation in interest rates, which affect the value of assets and the cost of funding liabilities, are not predictable or controllable, may vary and may impact economic activity in various regions.

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Competition. The group of industries related to banks and diversified financials, including the banking sector, is extremely competitive, and it is expected that the competitive pressures will increase. Merger activity in the financial services industry has resulted in and is expected to continue to result in, larger institutions with greater financial and other resources that are capable of offering a wider array of financial products and services. The group of industries related to banks and diversified financials has become considerably more concentrated as numerous financial institutions have been acquired by or merged into other institutions. The majority of financial institutions in which the Fund will invest will be relatively small with significantly fewer resources and capabilities than larger institutions; this size differential puts them at a competitive disadvantage in terms of product offering and access to capital. Technological advances and the growth of e-commerce have made it possible for non-financial institutions and non-bank financial institutions to offer products and services that have traditionally been offered by banking and other financial institutions. It is expected that the cross-industry competition and inter-industry competition will continue to intensify and may be adverse to the financial institutions in which the Fund invests.

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Regulatory Risk. Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding, their ability to operate, and the value of the Fund’s investments. Changes to these regulations could have an adverse effect on their operations and operating results and the Fund’s investments. The Fund expects to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the “CFPB”) rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to the Fund’s investments. Ownership of the stock of certain types of regulated banking institutions may subject the Fund to additional regulations. Investments in banking institutions and transactions related to the Fund’s investments may require approval from one or more regulatory authorities. If the Fund were deemed to be a bank holding company or thrift holding company, bank holding companies or thrift holding companies that invest in the Fund would be subject to certain restrictions and regulations.

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Fixed-Income Instruments Risks. Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, therefore the Fund’s exposure to changes in interest rates.

Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate instruments to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid carry the risk that the issuer will not be able to meet its obligations and that the subordinated investments may lose value. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by its cash flow.

Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the U.S. and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates magnify the Fund's susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment exposes fixed-income and debt markets to significant volatility and reduced liquidity for the Fund's investments.

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Floating or Variable Rate Securities Risk (Financials Income Fund, High Yield Fund, and UltraShort Income Fund only). Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Conversely, floating or variable rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating or variable rate securities is typically mitigated by the periodic interest rate reset of the investments. Floating or variable rate securities can be rated below investment grade or unrated; therefore, the Fund relies heavily on the analytical ability of the Adviser. Lower-rated floating or variable rate securities are subject to many of the same risks as high yield securities, although these risks are reduced when the instruments are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating or variable rate securities are often subject to restrictions on resale, which can result in reduced liquidity.

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Foreign Currency Risks (High Yield Fund only). Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions, depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

A forward foreign currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into currency forward or futures contracts. The Fund may enter into forward or futures contracts under various circumstances, including for hedging purposes.

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Foreign Securities Risks (Financials Income Fund and High Yield Fund only). Certain foreign countries may impose exchange control regulations, restrictions on repatriation of profit on investments or of capital invested, local taxes on investments, and restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, the imposition of economic sanctions, different legal systems and laws relating to bankruptcy and creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when the Fund’s shares are not priced, NAV may change at times when the Fund’s shares cannot be sold.

Foreign banks and securities depositories at which the Fund holds its foreign securities and cash may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight. Additionally, many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

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General Market Risk. In general, the value of securities is affected by activities specific to the company as well as general market, economic and political conditions. The NAV of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Other general market risks include: (i) the market may not recognize what the Adviser believes to be the true value or growth potential of the securities held by the Fund; (ii) the earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying securities to decline; (iii) the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its securities due to lower trading volume for the securities, less publicly available information about the company and less liquidity in the market for the security; (iv) the potential for price fluctuations in the security of a medium capitalization company may be greater than that of a large capitalization company; (v) the Adviser’s judgment as to the growth potential or value of a security may prove to be wrong; and (vi) a decline in investor demand for the securities held by the Fund also may adversely affect the value of the securities.

In addition, securities in a Fund’s portfolio may cause a Fund to lose value and/or underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics/pandemics. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments. Any market disruptions could also prevent a Fund from executing advantageous investment decisions in a timely manner. Increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether a Fund meets their individual financial needs and tolerance for risk.

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High-Yield Securities Risks. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Lower grade instruments, though higher yielding, are characterized by higher risk. The retail secondary market for lower grade instruments, which are often thinly traded or subject to irregular trading, may be less liquid than that for higher rated instruments. Such instruments can be more difficult to sell and to value than higher rated instruments because there is generally less public information available about such securities. As a result, subjective judgment may play a greater role in valuing such instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Fund, both in the short-term and the long-term.

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Illiquid Investments Risks. The Fund may invest up to 15% of its net assets in illiquid investments. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted investments may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted investments generally is more volatile than that of more liquid investments, which may adversely affect the price that the Fund pays for or recovers upon the sale of such investments. Illiquid and restricted investments are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. To dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, the Fund would bear market risks during that period. Liquidity risk may impact the Fund’s ability to meet shareholder redemptions and as a result, the Fund may be forced to sell securities at inopportune prices.
Certain fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, dealer inventories of certain securities are at historic lows in relation to market size, which indicates a potential for reduced liquidity as dealers may be less able to “make markets” for certain fixed-income securities.

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Interest Rate Risk. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value. In response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. As a result, interest rates in the United States and many parts of the world are currently near recent historically low levels. These levels of interest rates may magnify the risks associated with rising interest rates. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect the Fund's performance. A change in interest rates may be sudden and significant, with unpredictable effects on the financial markets and the Fund's investments. Should interest rates decrease, the Fund's investments in certain variable-rate and fixed rate debt securities may be adversely affected.

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Large Shareholder Transactions Risk. Shares of the Fund are offered to certain other investment companies, large retirement plans and other large investors. As a result, the Fund is subject to the risk that those shareholders may purchase or redeem a large amount of shares of the Fund. To satisfy such large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, large purchases of Fund shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large shareholder activity could also generate increased transaction costs and cause adverse tax consequences.

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LIBOR Risk. Instruments in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund and issuers of instruments in which a Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by a Fund and/or issuers of instruments in which a Fund may invest may also reference LIBOR. A Fund also may utilize leverage or borrowings primarily based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contributed to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission (“CFTC”), the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited assumed the role of LIBOR administrator from the BBA on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR may affect the value, liquidity or return on certain Fund investments that reference LIBOR without including fallback provisions and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV. The effect of a phase out of LIBOR on instruments in which a Fund may invest is currently unclear. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. To the extent that any replacement rate differs from that utilized for a structured product that holds those securities, the structured product would experience an interest rate mismatch between its assets and liabilities. Structured products generally contemplate a scenario where LIBOR is no longer available by requiring the structured product’s administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations. Recently, some structured products have included, or have been amended to include, language permitting the structured product’s investment manager to implement a market replacement rate upon the occurrence of certain material disruption events. However, not all structured products may adopt such provisions, nor can there be any assurance that structured products’ investment managers will undertake the suggested amendments when able. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on a Fund, issuers of instruments in which a Fund invests and financial markets generally.

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Liquidity and Valuation Risks. It may be difficult for a Fund to purchase and sell particular investments within a reasonable time at a favorable price. The capacity of traditional fixed-income market makers has not kept pace with the consistent growth in the fixed-income markets in recent years, which has led to reductions in the capacity of such market makers to engage in fixed-income trading and, as a result, dealer inventories of corporate fixed-income and floating rate instruments are at or near historic lows relative to market size. These concerns may be more pronounced in the case of high yield fixed-income and floating rate instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to diminished liquidity and increased volatility in the fixed-income markets. As a result, a Fund could be unable to pay redemption proceeds within the allowable time period due to adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely affecting the Fund. A Fund’s ability to sell an instrument under favorable conditions may also be negatively impacted by, among other things, the sale of the same or similar instruments by other market participants at the same time.
To the extent that there is not an established liquid market for instruments in which a Fund invests, or there is a reduced number or capacity of traditional market makers with respect to certain instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity or market turmoil, or in the absence of readily accessible market quotations for an investment in a Fund’s portfolio, the ability of the Fund to assign an accurate daily value to that investment may be limited and the Adviser, on behalf of the Fund, may be required to perform a fair valuation of the instrument. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of an instrument’s fair value, conducted in accordance with the Funds’ valuation procedures, will in fact approximate the price at which a Fund could sell that instrument at the time of the fair valuation. The Funds rely on various sources of information to value investments and calculate net asset value. The Funds may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current or reliable market data or otherwise, which could impact a Fund’s ability to accurately value its investments or calculate its NAV.
Investors who purchase or redeem shares of a Fund on days when the Fund is holding instruments that have been fair valued may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the instruments had not been fair valued or if the Fund had employed an alternative valuation methodology. Such risks may be more pronounced in a rising interest rate environment, and, to the extent the Fund that holds a significant percentage of fair valued or otherwise difficult to value securities, it may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” below. Portions of a Fund’s portfolio that are fair valued or difficult to value vary from time to time. A Fund’s shareholder reports contain detailed information about the Fund’s holdings that are fair valued or difficult to value, including values of such holdings as of the dates of the reports.

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Management Risk. The Fund is actively managed and its performance may reflect the Adviser’s ability to make decisions which are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could under perform other mutual funds with similar investment objectives.

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Mortgage-Backed and Asset-Backed Securities Risks. The price paid by the Fund for asset-backed securities, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

In addition to the risks associated with other asset-backed securities as described above, mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities collateralized by subprime loans may be subject to a higher degree of credit risk and valuation risk. Additionally, such securities may be subject to a higher degree of liquidity risk, because the liquidity of such investments may vary dramatically over time.
Mortgage-backed securities may be issued by governments or their agencies and instrumentalities, such as, in the United States, Ginnie Mae, Fannie Mae and Freddie Mac. They may also be issued by private issuers but represent an interest in or are collateralized by pass-through securities issued or guaranteed by a government or one of its agencies or instrumentalities. In addition, mortgage-backed securities may be issued by private issuers and be collateralized by securities without a government guarantee. Such securities usually have some form of private credit enhancement.
Pools created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Notwithstanding that such pools may be supported by various forms of private insurance or guarantees, there can be no assurance that the private insurers or guarantors will be able to meet their obligations under the insurance policies or guarantee arrangements. The Fund may invest in private mortgage pass-through securities without such insurance or guarantees. Any mortgage-backed securities that are issued by private issuers are likely to have some exposure to subprime loans as well as to the mortgage and credit markets generally. In addition, such securities are not subject to the underwriting requirements for the underlying mortgages that would generally apply to securities that have a government or government-sponsored entity guarantee, thereby increasing their credit risk. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

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NAV Risk (UltraShort Income Fund only). The Fund is not a money market fund, does not attempt to maintain a stable NAV, and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk, and other risks relevant to the Fund’s investments. The Fund’s NAV per share will fluctuate.

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New Fund Risk (UltraShort Income Fund only). The Fund is new with limited operating history. As a result, the Fund’s performance may not reflect how the Fund may be expected to perform over the long term once its strategies have been fully implemented. In addition, until the Fund achieves a larger scale, the performance of certain of its investments may disproportionately impact the performance of the Fund, which may be subject to heightened volatility. As a new fund, the Fund also may be subject to a “ramp-up” period during which it may not be fully invested or able to meet its investment objective or investment policies. In addition, prospective investors in the Fund have a limited track record and history on which to base their investment decisions. In addition, there can be no assurance that the Fund will grow to or maintain an economically viable size.

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Non-Diversification Risks (UltraShort Income Fund only). The Fund is classified as “non-diversified” under the 1940 Act. A non-diversified fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. Consequently, the securities of a particular issuer or a small number of issuers may constitute a significant portion of the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies.

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Other Investment Companies Risks. Since the Fund generally invests in other investment companies (including, with respect to the Multi-Strategy Income Fund and the Financials Income Fund, those that are part of the same group of investment companies as the Funds (“affiliated underlying funds”)) that invest in fixed-income securities, risks associated with investments in other investment companies will include fixed-income securities risks. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its NAV or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. The 1940 Act and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may be above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) may temporarily stop stock trading.
The Fund’s investments in other investment companies may include investments in closed-end funds (“CEFs”). Shares of CEFs frequently trade at a price per share that is less than the fund’s NAV. There can be no assurance that the market discount on shares of any CEF purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a CEF it can receive the NAV of those shares. CEFs have lower levels of daily volume when compared to open-end companies. There are greater risks involved in investing in securities with limited market liquidity.
With respect to the Multi-Strategy Income Fund and the Financials Income Fund, the Adviser may be subject to potential conflicts of interest in allocating the Fund’s assets to underlying funds, such as a potential conflict in selecting affiliated underlying funds over unaffiliated underlying funds. In addition, the Fund’s portfolio managers may be subject to potential conflicts of interest in allocating the Fund’s assets among underlying funds, as certain of the Fund’s portfolio managers may also manage an affiliated underlying fund in which the Fund may invest. Both the Adviser and the Fund’s portfolio managers have a fiduciary duty to the Fund to act in the Fund’s best interest when selecting underlying funds. Under the oversight of the Board of Trustees, the Adviser will carefully analyze any such potential conflicts of interest and will take steps to minimize and, where possible, eliminate them.

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Portfolio Turnover Risk (Financials Income Fund and UltraShort Income Fund only). The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage and other transactional expenses that are borne by the Fund.

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Preferred Securities Risk (Financials Income Fund and High Yield Fund only). Preferred securities are subject to risks associated with both equity and debt instruments. Because many preferred securities allow the issuer to convert its preferred stock into common stock, preferred securities are often sensitive to declining common stock values. In addition, certain preferred securities contain provisions that allow an issuer to skip or defer distributions, which may be more likely when the issuer is less able to make dividend payments as a result of financial difficulties. Preferred securities can also be affected by changes in interest rates, especially if dividends are paid at a fixed rate, and may also include call features in favor of the issuer. In the event of redemptions by the issuer, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return. Preferred securities are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

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Prepayment Risk. When interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

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Rating Agencies Risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

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Regulatory and Legal Risks. U.S. and non-U.S. government agencies and other regulators regularly adopt new regulations and legislatures enact new statutes that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund. These statutes and regulations may impact the investment strategies, performance, costs and operations of the Fund or the taxation of its shareholders. In October 2016, the SEC adopted a rule designed to regulate the management of funds’ liquidity risk. The rule may materially impact the securities in which a Fund may invest, its investment strategies and its performance. Certain provisions of the rule have a compliance date of December 1, 2018, while other provisions take effect on June 1, 2019.

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REIT Risk. (Financials Income Fund only). Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.

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Repurchase Agreement Risks. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. Repurchase agreements involve the risk that a seller will become subject to bankruptcy or other insolvency proceedings or fail to repurchase a security from the Fund. In such situations, the Fund may incur losses including as a result of (i) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) a possible lack of access to income on the underlying security during this period, and (iii) expenses of enforcing its rights.

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Residential Loans and Mortgages Risk (Multi-Strategy Income Fund only). The Fund may acquire residential loans and mortgages (including through participations, assignments and whole loans) from third-party mortgage originators. In addition to interest rate, default and other risks of fixed income securities, residential loans and mortgages carry additional risks, including the possibility that the quality of the collateral may decline in value. In addition, in the event that a loan is foreclosed on, the Fund could become the owner (in whole or in part) of any collateral, which may include, among other things, real estate or other real or personal property, and the Fund would bear the costs and liabilities of owning, holding or disposing of such property. These risks are greater for subprime residential and mortgage loans.

The Fund may also experience difficulty disposing of loans, which do not trade in a liquid market and typically can only be sold to a limited number of institutional investors. The absence of a liquid market for these instruments could adversely impact their value and may inhibit the Fund’s ability to dispose of them at times when it would be desirable to do so, including in response to particular economic events, such as a deterioration in the creditworthiness of the borrower. Because they do not trade in a liquid market residential loans may also be difficult for the Fund to value.
Investing in loans may subject the Fund to greater levels of credit risk, call risk, settlement risk and liquidity risk than other types of fixed income instruments. Transactions in loans may also involve greater costs than transactions in more actively traded securities. In addition, a number of factors, including restrictions on transfers, irregular trading activity and wide bid/ask spreads, and extended trade settlement periods may make it more difficult for the Fund to acquire, dispose of or accurately price such instruments relative to other types of investments. As a result, the Fund may not be able to realize the full value for loans and may result in extended delays in the Fund’s receipt of proceeds from the sale of a loan, which could adversely impact the Fund’s performance. Because transactions in many loans are subject to extended trade settlement periods, proceeds from the sale of a loan may not be immediately available to the Fund. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s repurchase obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.
When acquiring residential loans, the Fund relies on third-party mortgage originators to originate mortgage loans that comply with applicable law. Mortgage loan originators and brokers are subject to strict and evolving consumer protection laws and other legal obligations with respect to the origination of residential mortgage loans. These laws may be highly subjective and open to interpretation and, as a result, a regulator or court may determine that that there has been a violation where an originator or servicer of mortgage loans reasonably believed that the law or requirement had been satisfied. Failure or alleged failure of originators or servicers to comply with these laws and regulations could subject the Fund, as an assignee or purchaser of these loans or securities backed by these loans, to, among other things, delays in foreclosure proceedings, increased litigation expenses, monetary penalties and defenses to foreclosure, including by recoupment or setoff of finance charges and fees collected, and in some cases could also result in rescission of the affected residential mortgage loans, which could adversely impact the Fund’s business and financial results. While some of these laws may not explicitly hold the Fund responsible for the legal violations of these third parties, federal and state agencies and private litigants have increasingly sought to impose such liability. Various regulators and plaintiffs’ lawyers have also sought to hold assignees of mortgage loans liable for the alleged violations of the originating lender under theories of express or implied assignee liability. Accordingly, the Fund may be subject to fines, penalties or civil liability based upon the conduct of the mortgage lenders that originated the mortgage loans the Fund holds.
Despite the Fund’s efforts to manage credit risk related to the residential mortgage loans the Fund acquires, there are many aspects of credit risk that the Fund cannot control. The Fund’s due diligence process may not be effective at preventing or limiting compliance violations or borrower delinquencies and defaults, and the loan servicing companies that service the mortgage loans may not comply with applicable servicing regulations or investor requirements. Prior to acquiring loans, the Fund will perform due diligence and the Fund will rely on resources and data available to it from the seller, which may be limited. The Fund’s due diligence efforts may not detect matters that could lead to losses. If the Fund’s due diligence processes are not adequate, and the Fund fails to detect certain loan defects or compliance issues related to origination, the Fund may incur losses. The Fund could also incur losses if a counterparty that sold the Fund a loan is unwilling or unable (e.g., due to its financial condition) to repurchase that loan or asset or pay damages to the Fund if the Fund determines subsequent to purchase that one or more of the representations or warranties made to the Fund in connection with the sale was inaccurate. There may be less readily available information about loans and their underlying borrowers than is the case for other types of investments and issuers. In addition, because loans may not be considered “securities,” investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The mortgage loans that the Fund purchases, and in which the Fund directly and indirectly invests through RMBS, CMBS or other investments, may be concentrated in a specific state or states. Weak economic conditions in these locations or any other location (which may or may not affect real property values), may affect the ability of borrowers to repay their mortgage loans on time. Properties in certain jurisdictions may be more susceptible than homes located in other parts of the country to certain types of uninsurable hazards, such as earthquakes, floods, hurricanes, wildfires and other natural disasters. Declines in the residential real estate market of a particular jurisdiction may reduce the values of properties located in that jurisdiction, which would result in an increase in the loan-to-value ratios. Any increase in the market value of properties located in a particular jurisdiction would reduce the loan-to-value ratios of the mortgage loans and could, therefore, make alternative sources of financing available to the borrowers at lower interest rates, which could result in an increased rate of prepayment of the mortgage loans.

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Reverse Repurchase Agreement Risks. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. Reverse repurchase agreements also create Fund expenses and require that the Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security. Reverse repurchase agreements also may be viewed as borrowings made by the Fund and are a form of leverage which also may increase the volatility of the Fund.

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RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Additionally, some of the CLOs in which the Fund invests may be considered passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Fund shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

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Risks Relating to Fund’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to a RIC and its shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in stock or other securities. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year an amount at least equal to 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and determined without regard to any deduction for dividends paid) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions to re-qualify as a RIC.

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Sector Risk (Multi-Strategy Income Fund, High Yield Fund and UltraShort Income Fund only). To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

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Short Sales Risks (Multi-Strategy Income Fund, Financials Income Fund, and UltraShort Income Fund only). If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve the risk that losses may exceed the amount invested and may be unlimited. The Fund will ordinarily engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.
In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

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Structured Products Risks. The Fund may invest in Structured Products, including CLOs, CDOs, CMOs, and other asset-backed securities and debt securitizations. Structured Products are subject to the normal interest rate, default and other risks associated with fixed-income securities and asset-backed securities. Additionally, the risks of an investment in a Structured Product depend largely on the type of the collateral securities and the class of the Structured Product or other asset-backed security in which the Fund invests. The Fund generally may have the right to receive payments only from the Structured Product, and generally does not have direct rights against the issuer or the entity that sold the underlying collateral assets. Such collateral may be insufficient to meet payment obligations and the quality of the collateral may decline in value or default. Also, the class of the Structured Product may be subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
Structured Products are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in certain Structured Products or other asset-backed securities may be characterized by the Fund as illiquid securities. The Fund may invest in any tranche of a Structured Product, including the subordinated/equity tranches. If applicable accounting pronouncements or SEC staff guidance require the Fund to consolidate the Structured Product’s financial statements with the Fund’s financial statements, any debt issued by the Structured Product would be generally treated as if it were issued by the Fund for purposes of the asset coverage ratio applicable to the Fund. If the assets of a Structured Product are not consolidated with the Fund’s assets and liabilities, then the leverage incurred by such Structured Product may or may not be treated as borrowings by the Fund for purposes applicable limitations on the Fund’s ability to issue debt.
In addition to the general risks associated with fixed-income securities discussed herein, Structured Products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in Structured Products are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
The activities of the issuers of certain Structured Products will generally be directed by a collateral manager. In the Fund’s capacity as holder of interests in such a Structured Product, the Fund is generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs, of the Structured Product. Consequently, the success of the securitizations in will depend, in part, on the financial and managerial expertise of the collateral manager. To the extent that an affiliate of the Adviser serves as the sponsor and/or collateral manager of a Structured Product in which the Fund invests, or the Adviser or its affiliates hold other interests in Structured Products in which the Fund invests, the Fund may be limited in its ability to participate in certain transactions with the Structured Product and may not be able to dispose of its interests in the Structured Product if no secondary market exists for the interests. Even if a secondary market exists, the Adviser or its affiliates at times may possess material non-public information that may restrict the Fund’s ability to dispose of its interests in the Structured Product. The Fund does not currently contemplate making investments in any specific investments sponsored by the Adviser or an affiliate; however, to the extent the Fund does, it will do so only as permitted under the 1940 Act and the rules thereunder.
To the extent the invests in the equity tranches of a Structured Product, such investments typically represent the first loss position, are unrated and are subject to greater risk. To the extent that any losses are incurred by the Structured Product in respect of any collateral, such losses will be borne first by the owners of the equity interests, which may include the Fund. Any equity interests that the Fund holds in a Structured Product will not be secured by the assets of the Structured Product or guaranteed by any party, and the Fund will rank behind all creditors of the Structured Product, including the holders of the secured notes issued by the Structured Product. Equity interests are typically subject to certain payment restrictions in the indenture governing the senior tranches. Accordingly, equity interests may not be paid in full, may be adversely impacted by defaults by a relatively small number of underlying assets held by the Structured Product and may be subject to up to 100% loss. Structured Products may be highly levered, and therefore equity interests may be subject to a higher risk of loss, including the potential for total loss. The market value of equity interests may be significantly affected by a variety of factors, including changes in interest rates, changes in the market value of the collateral held by the securitization, defaults and recoveries on that collateral and other risks associated with that collateral. The leveraged nature of equity interest is likely to magnify these impacts. Equity interests typically do not have a fixed coupon and payments on equity interests will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates. While the payments on equity interest will be variable, equity interests may not offer the same level of protection against changes in interest rates as other floating rate instruments. Equity interests are typically illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for equity interests. At times, there may be no market for equity interests, and the Fund may not be able to sell or otherwise transfer equity interests at their fair value, or at all, in the event that it determines to sell them.

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Subsidiary Risk (Multi-Strategy Income Fund only). To the extent the Fund invests through a Subsidiary, it will be exposed to the risks associated with the Subsidiary’s investments. Subsidiaries will not be registered as investment companies under the 1940 Act and, therefore, will not be subject to the investor protections and substantive regulation of the 1940 Act, although any Subsidiary will be managed pursuant all applicable 1940 Act compliance policies and procedures of the Fund. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

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Uncertain Tax Treatment. The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease accruing interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

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Unrated Securities Risks (Financials Income Fund, High Yield Fund, and UltraShort Income Fund only). The Fund may purchase unrated securities which are not rated by a rating agency if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt securities. To the extent that the Fund purchases unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

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U.S. Government Securities Risks. Some obligations issued or guaranteed by U.S. government agencies, instrumentalities or GSEs, including, for example, pass-through certificates issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or GSEs, such as securities issued by Fannie Mae or Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or GSE, while other obligations issued by or guaranteed by federal agencies or GSEs, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Temporary Defensive Positions
From time to time, each Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. In such instances, a Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; investment grade fixed-income securities; repurchase agreements; commercial paper and cash equivalents. Each Fund may invest in the securities described above at any time to maintain liquidity, pending selection of investments by the Adviser, or if the Adviser believes that sufficient investment opportunities that meet the Fund’s investment criteria are not available. By keeping cash on hand, a Fund may be able to meet shareholder redemptions without selling securities and realizing gains and losses. As a result of engaging in these temporary measures, the applicable Fund may not achieve its investment objective.
Disclosure of Portfolio Holdings
Information about the Funds’ policies and procedures with respect to disclosure of the Funds’ portfolio holdings is included in the Statement of Additional Information (“SAI”).
MANAGEMENT OF THE FUNDS
Adviser.  The Adviser, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, serves as investment adviser to the Funds. The Adviser has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The Adviser was formed in 2009 and provides advisory services to high net worth individuals and institutions. As of January 31, 2020, the Adviser had assets under management of approximately $11.1 billion. The Adviser is controlled by the Managing Partners, Michael A. Fierman and Sreeniwas V. Prabhu.
The Multi-Strategy Income Fund and Financials Income Fund are required to pay the Adviser a fee equal to 0.89% of each Fund’s average daily net assets. The High Yield Fund is required to pay the Adviser a fee equal to 0.55% of the Fund’s average daily net assets. The UltraShort Income Fund is required to pay the Adviser a fee equal to 0.44% of the Fund’s average daily net assets. A discussion of the factors that the Board of Trustees considered in approving the Multi-Strategy Income Fund’s, Financials Income Fund’s, High Yield Opportunities Fund’s and UltraShort Income Fund’s advisory agreement is available in the Fund’s annual report for the fiscal period ended January 31, 2020.
The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 0.99% of the Multi-Strategy Income Fund’s average daily net assets, 0.85% of the Financials Income Fund’s average daily net assets, 0.65% of the High Yield Fund’s average daily net assets, and 0.49% of the UltraShort Income Fund’s average daily net assets (the “Expense Limits”) through May 31, 2021. The Expense Limits exclude certain expenses (e.g., 12b-1 fees), and consequently, each Fund’s Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement may be higher than such Fund’s Expense Limit. The contractual waivers and expense reimbursements may be changed or eliminated at any time by the Board of Trustees, on behalf of a Fund, upon 60 days’ written notice to the Adviser. The contractual waivers and expense reimbursements may not be terminated by the Adviser without the consent of the Board of Trustees. The Adviser may recoup from a Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the current Expense Limit or the Expense Limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.
The Adviser also has voluntarily agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 0.69% of the Financials Income Fund’s average daily net assets and 0.25% of the UltraShort Income Fund’s average daily net assets. These voluntary waivers are in addition to the contractual fee waiver/expense limitation agreement discussed above and may be discontinued at any time.
In addition, the Adviser has contractually agreed through May 31, 2021 to waive the amount of the Multi-Strategy Income Fund’s management fee to the extent necessary to offset the proportionate share of the management fees incurred by the Fund through its investment in an underlying fund for which the Adviser also serves as investment adviser. This arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser.
After fee waivers, expense reimbursements, and recoupments, the advisory fee paid to the Adviser for the fiscal year ended January 31, 2020 was equal to 0.88% of the Multi-Strategy Income Fund’s average daily net assets, 0.49% of the Financials Income Fund’s average daily net assets, 0.30% of the High Yield Fund’s average daily net assets, and 0.10% of the UltraShort Income Fund’s average daily net assets.

If you invest in a Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on a Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of a Fund’s shareholder accounts for which the financial intermediary provides services. The applicable Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent (the “Transfer Agent”) or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the applicable Fund, the Adviser may pay a fee to financial intermediaries for such services.

Management of the Funds’ Subadvisers. The Funds, the Trust and the Adviser have obtained an exemptive order with respect to the Funds that permits the Funds to operate in a “manager of managers” structure whereby the Adviser, subject to certain conditions, can hire new subadvisers for the Funds, and materially amend the terms of subadvisory agreements with subadvisers, each subject to Board approval but without obtaining prior shareholder approval. Consequently, under the exemptive order, the Adviser has the ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. Within 90 days of retaining a new subadviser, shareholders of the Fund(s) will receive notification of the change. The manager of managers structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements. The structure does not permit investment advisory fees paid by the Funds to be increased or change the Adviser's obligations under its investment advisory agreement with the Trust. Furthermore, any subadvisory agreements with affiliates of the Funds or the Adviser will require shareholder approval.

PORTFOLIO MANAGERS
The Adviser’s investment team includes:
Sreeniwas (Sreeni) V. Prabhu is co-founder, Managing Partner and Group Chief Investment Officer of the Adviser and a Portfolio Manager of the Funds. Prior to co-founding the Adviser in 2009, Mr. Prabhu was the Chief Investment Officer of the $25 billion investment portfolio at Washington Mutual Bank for three years and was also part of the macro asset strategy team at the bank. Prior to joining Washington Mutual Bank, Mr. Prabhu worked for six years at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as head portfolio manager for the $3 billion commercial mortgage backed securities portfolio. He began his career at SunTrust in 1998 as a bank analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.
Sam Dunlap is a Managing Director and Chief Investment Officer, Public Strategies of the Adviser and a Portfolio Manager of the Multi-Strategy Income Fund. Mr. Dunlap is also responsible for managing some of the separately managed accounts for the Adviser’s clients. Mr. Dunlap began his capital markets career in 2002 and has investment experience across multiple sectors of fixed income markets. Prior to joining the Adviser in 2009, Mr. Dunlap spent six years marketing and structuring interest rate derivatives with SunTrust Robinson Humphrey where he focused on both interest rate hedging products and interest rate linked structured notes. Mr. Dunlap’s previous experience included two years at Wachovia in Charlotte, North Carolina supporting the agency mortgage pass-through trading desk. Mr. Dunlap received a B.A. in Economics from the University of Georgia.
Berkin Kologlu is a Managing Director and Senior Portfolio Manager of the Adviser and Portfolio Manager of the Multi-Strategy Income Fund and the High Yield Fund. Mr. Kologlu has over 15 years’ experience in fixed income products and focuses on building and managing strategies within the Collateralized Loan Obligation (CLO) market. He spent the previous six years as an Executive Director at UBS, covering structured products and client solutions. Prior to UBS, Mr. Kologlu worked at Bank of America, where he focused on the structuring and marketing of CLOs and synthetic CDOs backed by corporate credit. Before Bank of America, Mr. Kologlu worked in Turkey as a commercial banker, where he was responsible for lending to large cap corporations. He received his MBA from Duke University’s Fuqua School of Business and his B.S. in Civil Engineering from Bogazici University in Istanbul, Turkey.
Clayton Triick, CFA®, is a Senior Portfolio Manager of the Adviser and a Portfolio Manager of the Multi-Strategy Income Fund and UltraShort Income Fund. Mr. Triick is a portfolio manager within the non-agency and agency RMBS markets and focuses on asset allocation and interest rate risk management of Angel Oak funds, and the institutional separately managed accounts. Mr. Triick has 8 years of investment experience across multiple sectors of fixed income. Prior to joining Angel Oak in 2011, Mr. Triick worked for YieldQuest Advisors, where he was a member of the investment committee focusing on interest rate risk, currency risk, and commodity of the portfolios alongside directly managing the closed-end fund allocations within YieldQuest portfolios and individual accounts. Mr. Triick holds a B.B.A. in Finance from the Farmer School of Business at Miami University. He also holds the Chartered Financial Analyst (CFA®) designation.
Matthew R. Kennedy, CFA® is a Managing Director and Senior Portfolio Manager of the Adviser and Portfolio Manager of the High Yield Fund. Mr. Kennedy has over 20 years of capital markets and asset management experience. Prior to joining the Adviser in 2016, Mr. Kennedy spent seven years as a portfolio manager with Rainier Investment Management, LLC, where he served as Director of Fixed Income Management and was responsible for managing the Predecessor High Yield Fund among other clients. Mr. Kennedy began his investment career in 1995 at GE Financial Assurance, where he served as a Senior Analyst and made investment recommendations for investment grade, high yield, and private placement portfolios. From 1991 through 1994, he was a CPA and Auditor at Deloitte & Touche. Mr. Kennedy is a member of the CFA Institute and the Seattle Society of Financial Analysts. He holds the Chartered Financial Analyst designation. Mr. Kennedy received his Bachelor of Arts degree in Business Administration, with specializations in Finance and Accounting, from Washington State University.
Nichole Hammond, CFA®, is a Senior Portfolio Manager of the Adviser and Portfolio Manager of the High Yield Fund. Ms. Hammond has over 17 years’ experience in the corporate bond market across multiple industrial and financial subsectors. Prior to joining the Adviser in 2017, Ms. Hammond spent 15 years at Wells Capital Management. Ms. Hammond was most recently a Senior Analyst for Wells Capital Management’s Montgomery Core Fixed Income team, responsible for research and investment strategy in the corporate bond portfolio with a focus on global financials. Ms. Hammond holds a B.A. in Business Administration, specializing in Finance, from the University of Washington. She also holds the Chartered Financial Analyst (CFA®) designation and is a member of the CFA® Institute.
Navid Abghari is a Senior Portfolio Manager of the Adviser and Portfolio Manager of the Financials Income Fund. Prior to joining the Adviser in 2015, Mr. Abghari was an Executive Director at J.P. Morgan Securities in New York where he was responsible for managing the U.S. bespoke tranche trading desk and U.S. hedging activities of the global bespoke tranche exposure. Mr. Abghari holds a B.B.A. in Economics and Finance from the University of Georgia, graduating Summa Cum Laude with Highest Honors.
Kin Lee is a Managing Director and Senior Portfolio Manager of the Adviser and Portfolio Manager of the Multi-Strategy Income Fund. Mr. Lee focuses on building and managing strategies within the Commercial Mortgage-Backed Securities (CMBS) market. Mr. Lee began his career in 1993 and most recently served as Executive Director at Nomura Securities International from 2012 until he joined the Adviser in 2014. He also held the previous role of Head of CMBS Trading for both Mizuho Securities and RBS Greenwich Capital. Mr. Lee also worked in CMBS trading with Credit Suisse and Donaldson, Lufkin, & Jenrette. Mr. Lee holds a B.S. in Industrial Management and Economics from Carnegie Mellon University.
Johannes Palsson is a Managing Director and Senior Portfolio Manager of the Adviser and Portfolio Manager of the Financials Income Fund. Mr. Palsson’s primary focus is on investment research and management of community and regional bank debt across the Adviser’s investment strategies. Prior to joining Angel Oak in 2011, Mr. Palsson served as Chief Financial Officer for The Brand Banking Company, where he managed the overall finance function. He began his career at SunTrust Robinson Humphrey in 1996, where the scope of his responsibilities included interest rate risk modeling and investment strategies. Mr. Palsson holds a B.S. degree in Finance from Georgia State University and an M.B.A. from Emory University’s Goizueta Business School.
Colin McBurnette is a Senior Portfolio Manager of the Adviser and Portfolio Manager of the Multi-Strategy Income Fund and UltraShort Income Fund. Mr. McBurnette focuses on security and portfolio analytics. Prior to joining the Adviser in 2012, Mr. McBurnette worked for Prodigus Capital Management, where he served on the investment committee and ran the analytics group. He was responsible for acquisition and management of their distressed debt portfolio, as well as the development of their proprietary financial technology platform. Previously, Mr. McBurnette worked in the Real Estate Capital Markets group for Wachovia Bank and Wells Fargo where he focused on risk management for their commercial real estate REPO lines. Mr. McBurnette holds a B.B.A. in Finance and in Real Estate from the University of Georgia.

Cheryl Pate, CFA®, is a Portfolio Manager at the Adviser and a Portfolio Manager of the Financials Income Fund. Ms. Pate has more than 15 years’ experience in financial services and primarily focuses on investment research in the community and regional bank debt space. Ms. Pate joined the Adviser in 2017 from Morgan Stanley, where she spent 10 years in equity research focusing on the financial sector. Ms. Pate led the Consumer & Specialty Finance research team as an Executive Director and Senior Lead Analyst. Ms. Pate’s research coverage included the consumer finance, specialty finance, mortgage servicing/originations, mortgage REIT, payments, fintech and banking industries. Ms. Pate holds a B.S. in Commerce (Finance) from the University of British Columbia and an M.B.A. from Duke University’s Fuqua School of Business.

Kevin Parks is a Portfolio Manager at the Adviser and a Portfolio Manager of the Financials Income Fund. Prior to joining the Adviser in 2020, Mr. Parks was the founder and Chief Investment Officer of Parks Capital Management, LLC, where he managed a long/short equity fund focused on small-cap community banks and served as sub-adviser to the Financials Income Fund. From 2009 through 2015, Mr. Parks was an analyst at Hildene Capital Management, focused on distressed structured credit. In addition to analyzing structured products such as TruPS, CDOs, and CLOs, Mr. Parks also helped monitor the underlying collateral of the firm’s structured products investments. He also analyzed some of Hildene’s niche investments in TARP, single-name distressed TruPS, and micro-cap bank equities. Mr. Parks graduated Summa Cum Laude from Syracuse University with a B.S. in Finance and a minor in Public Communications. He earned his M.B.A. from New York University’s Stern School of Business with a concentration in Law & Business and Entrepreneurship.

The Funds’ SAI provides additional information about each Fund’s portfolio managers, including their compensation structure, other accounts managed, and ownership of shares of the Fund.
CHOOSING A SHARE CLASS
Each Fund (except the UltraShort Income Fund) offers four classes of shares: Class A, Class C and Institutional Class. The UltraShort Income Fund offers three classes of shares: Class A, Class C and Institutional Class. Each class of shares is designed for specific types of investors and has its own fee structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and the length of time that you expect to invest. Not all financial intermediaries make all classes of shares available to their clients. Third parties making Fund shares available to their clients determine which share class(es) to make available.
Class A shares are available through registered broker-dealers, banks, advisers and other financial institutions. Class A shares of each Fund other than the UltraShort Income Fund are purchased at net asset value, plus an initial sales charge and subject to 12b-1 fees. For each Fund other than the UltraShort Income Fund, there is no initial sales charge on purchases of Class A shares of $500,000 or more; however, a contingent deferred sales charge (“CDSC”) of up to 1.00% will be imposed if such Class A shares are redeemed within twelve (12) months of their purchase. Class A shares of the UltraShort Income Fund are purchased at net asset value without any initial sales charge or CDSC and are subject to 12b-1 fees. Class A shares are intended for (i) investors who meet the investment minimum for Class A shares, (ii) investors investing through omnibus accounts held by financial intermediaries that charge transaction fees and have entered into arrangements with the Fund’s distributor to offer Class A shares and (iii) retirement plans whose sponsors or administrators have entered into arrangements with the Fund’s distributor. The Class A sales charge (load), including any CDSC, will be waived for purchases and redemptions of Class A shares of the High Yield Fund by shareholders who held Original Shares of the Predecessor High Yield Fund as of April 15, 2016 and who have continuously held Class A shares of the High Yield Fund since such date.
Class C shares are available through registered broker-dealers, banks, advisers and other financial institutions. Class C shares are purchased at net asset value without deducting a sales charge and are subject to 12b-1 fees. You do not pay an initial sales charge on purchases of Class C shares, and all of your purchase payment is immediately invested in the applicable Fund. If you redeem your Class C shares within 12 months of purchase, you will be subject to a 1.00% CDSC, based on the lower of the shares’ net asset value at the time of purchase or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. Class C shares are intended for (i) investors who meet the investment minimum for Class C shares and (ii) investors seeking the advice and assistance of a financial adviser, who will typically receive compensation for those services. Class C shares are not intended for investors investing at least $500,000 in a Fund.
Class C shares of the High Yield Fund and UltraShort Income Fund are not currently available for purchase.
The Distributor generally will pay the dealer of record selling Class C shares up to 1.00% of the purchase price of the Class C shares it sells, consisting of a sales commission of 0.75% of the purchase price plus an advance of the first year shareholder servicing fee of 0.25% for such shares. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to the Distributor that constitutes a sales commission of up to 0.75% of the purchase price is intended in part to permit the Distributor to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, the Distributor will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares that are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of a sales commission of 0.75% and a shareholder servicing fee of 0.25%.

Institutional Class shares are purchased at net asset value and are not subject to any 12b-1 fees. Institutional Class shares can be purchased directly through the distributor or other financial institutions, which may charge transaction fees with respect to your purchase. Institutional Class shares are intended for (i) investors who meet the investment minimum for Institutional Class shares; (ii) institutional investors (e.g., financial institutions, corporations, trusts, foundations); (iii) funds of funds; (iv) pension plans whose sponsors or administrators have entered into arrangements with the Funds’ distributor; (v) investors investing through omnibus accounts held by financial intermediaries that charge transaction fees and have entered into arrangements with the Funds’ distributor to offer Institutional Class shares; (vi) current and former trustees of the Funds; and (vii) other investors that have been approved by the applicable Fund or the Adviser.
The minimum initial investment in a Fund is $1,000 for all account types for Class A, and Class C shares and $500,000 for all account types for Institutional Class shares. The Adviser may, in its sole discretion, waive these minimums for accounts participating in an automatic investment program and in certain other circumstances. A Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. The financial intermediary may also impose minimum requirements that are different from those set forth in this Prospectus. If you choose to purchase or redeem shares directly from a Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.
Information about sales charges, including applicable waivers, breakpoints, and discounts to the sales charges, is fully disclosed in this Prospectus, which is available, free of charge, on the Funds’ website at www.angeloakcapital.com. The Funds believe that it is very important that an investor fully consider all aspects of their investment and be able to access all relevant information in one location. Therefore, the Funds do not make the sales charge information available to investors on the website independent of the Prospectus.
DISTRIBUTION PLAN
The Funds have adopted a plan under Rule 12b-1 of the 1940 Act with respect to Class A, and Class C shares (the “Plan”).
The Plan provides that each Fund will pay a distribution fee of 0.25% of the average daily net assets of the Class A shares of the applicable Fund in connection with the distribution of such class’ shares or the provision of personal services to such class’ shareholders, including, but not necessarily limited to, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature. The Plan allows each Fund to pay a fee of 1.00% of the average daily net assets of the Class C shares of the applicable Fund (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing Class C shareholders) in connection with 12b-1 Expenses. The Class A distribution fee may include up to 0.25% of the average daily net assets of the Fund’s Class A shares for shareholder services. The Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of such class’ shares, or who provides certain shareholder services, pursuant to a written agreement.
Over time, 12b‑1 fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of each Fund’s assets on an on-going basis.
SALES CHARGES – CLASS A SHARES
Class A shares of each Fund are purchased at the public offering price. For each Fund except the UltraShort Income Fund, the public offering price is the next determined NAV per share plus a sales charge as shown in the table below. The UltraShort Income Fund does not impose a sales charge on its Class A Shares. Certain persons may be entitled to purchase Class A shares of a Fund without paying a sales charge. See “Waivers of Class A Sales Charge.” The table below also shows the portion of the sales charge that may be paid to the broker-dealer or financial intermediary through whom you purchased your Class A shares.

	Sales Charge as a % of:
Amount of Investment	Public Offering Price		Net Amount Invested		Dealer Concession As a % of Public Offering Price
Less than $100,000	2.25%		2.30%		2.25%
$100,000 to $249,999	1.75%		1.78%		1.75%
$250,000 to $499,999	1.25%		1.27%		1.25%
$500,000 or more	None	*	None	*	1.00%

*A maximum CDSC of up to1.00% will be imposed on redemptions of these shares (exclusive of shares purchased with reinvested dividends and/or distributions) within the first 12 months after the initial sale. The UltraShort Income Fund does not impose a CDSC on its Class A Shares. The Adviser intends to pay a 1.00% concession to financial advisers who place an order of $500,000 or more for a single purchaser.

The following sections discuss ways to obtain discounts on purchases and waivers of the CDSC for Class A shares of the Funds, except the UltraShort Income Fund, which does not assess a sales charge on such purchases.
The availability of sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The Fund’s sales charge waivers and discounts described in this Prospectus are available for Fund share purchases made directly from the Fund (or the Distributor) and are generally available through financial intermediaries. The sales charge waivers and discounts available through certain other financial intermediaries are set forth in “Appendix A-Waivers and Discounts Available from Intermediaries” attached to this Prospectus, which may differ from the sales charge waivers and discounts available for purchases made directly from the Fund (or the Distributor). Please contact your financial intermediary for information about which classes of shares of the Fund they offer and to take advantage of the sales charge waivers and discounts described in this Prospectus or in Appendix A.
Rights of Accumulation – Class A Shares. Any “purchaser” (as defined below) may buy Class A shares of a Fund at a reduced sales charge by aggregating the dollar amount of the new purchase and the total net amount invested in all Class A and Class C shares of the Funds (including the Class A and Class C Shares of the UltraShort Income Fund) then held by the purchaser and applying the sales charge applicable to such aggregate. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The rights of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
For purposes of determining the applicable sales charge discount, a “purchaser” includes an individual, the individual’s spouse and the individual’s children under the age of 21, purchasing Class A shares for the individual’s own account or account with the individual’s spouse and/or children; or a trustee or other fiduciary purchasing Class A shares for a single fiduciary account although more than one beneficiary may be involved; or employees of a common employer, provided that purchases are aggregated and submitted by a single source and quarterly confirmation of such purchases can be provided to that single source; or an organized group, provided that the purchases are made through a central administrator, or a single dealer.
Letter of Intent – Class A Shares. A Letter of Intent (the “LOI”) provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of an LOI, the “Amount of Investment” as referred to in the preceding sales charge table includes all purchases of Class A shares of a Fund (including the Class A Shares of the UltraShort Income Fund) over the 13-month period plus the value of all shares previously purchased and still owned. The 13-month period may begin up to 90 days before the date of execution of an LOI. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The LOI imposes no obligation to purchase or sell additional shares and provides for a price adjustment depending upon the actual amount purchased within such period. The LOI provides that the first purchase following execution of the LOI must be at least 5% of the amount of the intended overall purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the LOI are less than the intended amount and thereby qualify for a higher sales charge than actually paid, the appropriate number of escrowed shares is redeemed and the proceeds are used towards satisfaction of the obligation to pay the increased sales charge. If a redemption order is received for an account prior to the satisfaction of the LOI, any shares not held in escrow will be redeemed first. Shares held in escrow will then be redeemed and a portion of the proceeds will be used to satisfy the obligation to pay the higher sales charge. Please contact the Funds’ Transfer Agent to obtain an LOI application at (855) 751-4324.
Shareholder’s Responsibility With Respect to Breakpoint Discounts. To obtain any of the Class A sales charge discounts set forth above, you must inform your financial adviser of the existence of any eligible amounts under any Rights of Accumulation or LOI, in accounts held by family members at the time of purchase. You must inform your financial adviser of all shares of the Funds held (i) in your account(s) at the financial adviser, (ii) in your account(s) by another financial intermediary, and (iii) in any other accounts held at any financial intermediary belonging to family members. IF YOU FAIL TO INFORM YOUR FINANCIAL ADVISER OR THE FUNDS OF ALL ELIGIBLE HOLDINGS OR PLANNED PURCHASES, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU WOULD OTHERWISE BE ENTITLED. The Funds will require the names and account numbers of all accounts claimed in connection with a request for a sales charge discount. You may also be required to provide verification of holdings (such as account statements and/or copies of documents that reflect the original purchase cost of your holdings) that qualify you for a sales charge reduction. As such, it is very important that you retain all records that may be needed to substantiate an original purchase price of your holdings, as the Funds, the Transfer Agent, and financial intermediaries may not maintain this information.
Waivers of Sales Charge – Class A Shares. Class A shares of a Fund may be purchased at NAV under the following circumstances, provided that you notify the applicable Fund in advance that the trade qualifies for this privilege. The Funds reserve the right to modify or terminate these arrangements at any time.

•
Purchases by: (i) current and former officers, Trustees/Directors, and employees of the Funds, the Adviser, or any of the Adviser’s current affiliates and those that may in the future be created, (ii) legal counsel to the Funds. At the direction of such persons, their family members (regardless of age), and any employee benefit plan established by any of the foregoing entities may also purchase shares at NAV.

•	Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Funds.

•	Purchases by financial institutions, acting as a fiduciary, investing for the accounts of their customers if they are not eligible to purchase shares of the applicable Fund’s Institutional Class.

•	Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

•	Purchases resulting from the reinvestment of a distribution.

•	Purchases through eligible Retirement Plans.

•
Purchases of Class A shares of the High Yield Fund by shareholders who held Original Shares of the Predecessor High Yield Fund as of April 15, 2016 and who have continuously held Class A shares of the High Yield Fund since such date.

Retirement Plans
“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, rabbi trusts, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Contingent Deferred Sales Charge and Dealer Concession – Class A Shares. There is no initial sales charge on purchases of Class A shares of $500,000 or more, however, a CDSC of up to 1.00% will be imposed if such Class A shares are redeemed within twelve (12) months of their purchase, based on the lower of the shares’ NAV at the time of purchase or current NAV.

Any Class A shares acquired by reinvestment of distributions and dividends will be redeemed without a CDSC.
The UltraShort Income Fund does not impose a CDSC on its Class A Shares.
The Distributor may pay a concession of up to 1.00% to a dealer of record for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the dealer of record will also receive an annual distribution and/or shareholder servicing fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the Distributor will retain this fee. Where the dealer of record does not receive the payment of this commission, the dealer of record will instead receive the annual distribution and/or shareholder servicing fee starting immediately after purchase. Please contact your dealer of record for more information.
Starting in the thirteenth month after such a purchase, the dealer of record will also receive an annual distribution and/or shareholder servicing fee of up to 0.25% of the average daily net assets represented by that purchase. Prior to the thirteenth month, the Distributor will retain this fee. Where the dealer of record does not receive the payment of this commission, the dealer of record will instead receive the annual distribution and/or shareholder servicing fee starting immediately after purchase. Please contact your dealer of record for more information.
In determining whether a CDSC is payable, the applicable Fund will first redeem Class A shares not subject to any charge. The Funds’ Distributor receives the entire amount of any CDSC you pay. No CDSC is applied in the following instances:

•	The redemption is due to the death or post-purchase disability of a shareholder or settlor of a living trust account.

•
Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans, and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial intermediary.

•	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2.

•	In the case of a divorce, where there exists a court decree that requires redemption of the shares.

•	When shares are involuntarily redeemed due to low balance or other reasons.

•	When shares are redeemed in accordance with the applicable Fund’s Systematic Withdrawal Program (“SWP”).

•	Circumstances that the officers of the Fund, in their discretion, deem to warrant a waiver of the CDSC.

•	The redemption relates to shares for which no commission was paid to the dealer of record (as described below).

Documentation may be required prior to the waiver of the CDSC, including death certificates, physicians’ certificates, etc., in applicable instances.

Under certain circumstances, the Funds’ Distributor may change the concession to dealers and may also compensate dealers out of its own assets. Dealers engaged in the sale of shares of the Funds may be deemed to be underwriters under the Securities Act of 1933. The Funds’ Distributor retains the entire sales charge on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record and any portion of a sales charge that is not re-allowed to a broker-dealer or financial intermediary.
CDSC waivers and discounts available through certain financial intermediaries are set forth in Appendix A—Waivers and Discounts Available from Intermediaries, attached to this Prospectus, which may differ from the CDSC waivers and discounts available for purchases made directly from a Fund (or the Distributor), as described in this Prospectus.
CONTINGENT DEFERRED SALES CHARGE – CLASS C SHARES
Class C shares are subject to a CDSC of 1.00% if you redeem your shares within twelve (12) months of purchase, based on the lower of the shares’ NAV at time of purchase or current NAV. Any Class C shares acquired by reinvestment of distributions will be redeemed without a CDSC.
In determining whether a CDSC is payable, the applicable Fund will first redeem Class C shares not subject to any charge. The Funds’ Distributor receives the entire amount of any CDSC you pay. No CDSC is applied in the following instances:

•	The redemption is due to the death or post-purchase disability of a shareholder or settlor of a living trust account.

•
Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans, and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial intermediary.

•	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2.

•	In the case of a divorce, where there exists a court decree that requires redemption of the shares.

•	When shares are involuntarily redeemed due to low balance or other reasons.

•	When shares are redeemed in accordance with the Fund’s SWP.

•	Circumstances that the officers of the Fund, in their discretion, deem to warrant a waiver of the CDSC.
Documentation may be required prior to the waiver of the CDSC, including death certificates, physicians’ certificates, etc., in applicable instances.
CDSC waivers and discounts available through certain financial intermediaries are set forth in Appendix A—Waivers and Discounts Available from Intermediaries, attached to this Prospectus, which may differ from the CDSC waivers and discounts available for purchases made directly from a Fund (or the Distributor), as described in this Prospectus.

The sales charge you pay may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the NAV of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding may vary with the size of the investment and the NAV of the shares.
ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer concessions and payments made by the Distributor for distribution and shareholder servicing, the Adviser or its affiliates may make additional payments (“Additional Payments”) to certain selling or shareholder servicing agents for the Funds, which includes broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders. These Additional Payments, which may be significant, are paid by the Adviser or its affiliates, out of their own resources, which may include profits derived from servicing the Funds. Such payments by such parties may create an incentive for these financial institutions to recommend that you purchase Fund shares.
In return for these Additional Payments, the Adviser expects to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Funds on a list of mutual funds offered as investment options to the selling agent’s clients (sometimes referred to as “Shelf Space”); access to the selling agent’s registered representatives; and the ability to assist in training and educating the selling agent’s registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Funds under their distribution plan pursuant to Rule 12b-1 under the 1940 Act (described below). In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Transfer Agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings) or other service providers.
The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.
HOW TO BUY SHARES
This section explains how you can purchase shares of the Funds. If you are opening a new account, an account application is available online at www.angeloakcapital.com or by calling (855) 751-4324. For Fund shares held through brokerage and other types of accounts, please consult your Financial Intermediary.

Buying Shares	Opening an Account	Adding to an Account
Through a Financial Intermediary	Contact your Financial Intermediary	Contact your Financial Intermediary
By Mail (with Check)	• Mail your completed application (along with other required documents) and a check to: (Fund Name) c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701
•    Write your account number on your check
•    Send your check with (a) a completed investment slip from a prior statement or confirmation or (b) letter of instruction to:
(Fund Name)
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

By Wire
•    Submit your completed application (along with other required documents as specified in the application). An account will be established for you and you will be contacted with the account number.
•    Instruct your financial institution to wire your money using the instructions found in the “Purchase by Wire” section of this Prospectus.
• Call to notify us of your incoming wire • Instruct your financial institution to wire your money using the instructions found in the “Purchase by Wire” section of this Prospectus.
By Telephone	Not accepted for initial purchases	• If you have telephone purchase privileges on the account, you may purchase additional shares using the bank account on record by calling (855) 751-4324.
By Automatic Investment Plan	Not accepted for initial purchases
•    Complete the Automatic Investment Plan section of the application or submit a letter of instruction if your account was opened without this being done.
•    Attach a voided check or savings deposit slip to your application or letter of instruction.
•    Mail the completed application or letter and voided check or savings deposit slip.
•    Your purchase will be electronically debited from the bank account on record as directed in your request.

General Notes for Buying Shares
Unless purchased through a Financial Intermediary, all investments must be made by check, ACH, or wire. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.

•
Checks for all accounts, including individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) or Uniform Transfers to Minors Act (“UTMA”) accounts, the check must be made payable to the name of the Fund. A $25 charge may be imposed on any returned payment; you will also be responsible for any losses suffered by the Funds as a result.

•
ACH refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service. A $25 charge may be imposed on any rejected transfers; you will also be responsible for any losses suffered by the Funds as a result.

•	Wires instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.
Purchase through Financial Intermediaries. You may buy, sell and exchange shares of the Funds through certain financial intermediaries and their agents and other authorized designees that have made arrangements with the Funds and are authorized to buy, sell and exchange shares of the Funds (collectively, “Financial Intermediaries”). When placing an order through a Financial Intermediary, your order is deemed to be received by the Funds when the Financial Intermediary receives the order and will be priced at the applicable Fund’s NAV next computed after the order is received by a Financial Intermediary. A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records. The applicable Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial Intermediaries are responsible for placing your order correctly and promptly with the Funds, forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus. If you transmit your order with these Financial Intermediaries before the close of a Fund (generally 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange (“NYSE”) is open for business, your order will be priced at the applicable Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.
Purchase by Mail. Follow the instructions outlined in the table above. Only actual receipt by the Transfer Agent (i.e., having physically retrieved delivered materials from a delivery service or post office box) of materials mailed constitutes receipt by the Transfer Agent. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests, do not constitute receipt by the Transfer Agent.
Purchase by Wire. If you are making your first investment in the Funds, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery or facsimile. Upon receipt of your completed Account Application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at (855) 751-4324.
For either initial or subsequent investments, prior to sending the wire, please call the Transfer Agent at (855) 751-4324 to advise the Transfer Agent of your wire to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and account number so that your wire can be correctly applied.

Instruct your bank to send the wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: (Fund Name and Class)
(Shareholder Name, Shareholder Account #)

Your bank may impose a fee for investments by wire. Wired funds must be received prior to the close of a Fund (generally, 4:00 p.m., Eastern Time) to be eligible for same day pricing. The Funds and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the Funds at (855) 751-4324.
Purchase by Telephone. If you did not decline telephone options on your Account Application and your account has been open for 7 business days, you may purchase additional shares from your bank account upon request by telephoning the Transfer Agent toll free at (855) 751‑4324. You may not make your initial purchase of Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to the close of a Fund (generally, 4:00 p.m. Eastern Time), shares will be purchased at the price next calculated. Once you place a telephone request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). For security reasons, requests by telephone may be recorded.
Automatic Investment Plan. For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Under the AIP, after you make your initial investment, you may authorize the Funds to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly or quarterly basis. If you wish to enroll in the AIP, complete the “Automatic Investment Plan” section in the Account Application or call the Transfer Agent at (855) 751-4324 for additional information. To participate in the AIP, your bank or financial institution must be a member of the ACH network. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at least five days prior to the effective date. A fee ($25) will be charged if your bank does not honor the AIP draft for any reason.
The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call (855) 751-4324 for additional information regarding the Funds’ AIP.
Tax-Sheltered Retirement Plans. Shares of the Funds may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent at (855) 751-4324 to obtain the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Funds from the IRA unless you pay the fees directly to the IRA custodian. Call the Transfer Agent about the IRA custodial fees at (855) 751-4324.
Purchases-In-Kind. Under certain circumstances, you may purchase shares of a Fund by transferring securities to the Fund in exchange for Fund shares (“in-kind purchase”). In-kind purchases may be made only upon the approval of the Adviser and upon the determination that the securities are acceptable investments for the Fund and are purchased consistent with the Fund’s procedures relating to in-kind purchases. The Funds reserve the right to amend or terminate this practice at any time. Please contact the Funds at (855) 751-4324 before sending any securities. Please see the SAI for additional details.

HOW TO SELL SHARES
The Funds process redemption orders received in good order, promptly. “Good Order” means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number, and (4) signatures by all of the shareholders whose names appear on the account registration. Proceeds will generally be sent no later than seven calendar days after a Fund receives your redemption request. If a Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days. This delay will not apply if you purchased your shares via wire payment.

Selling Shares
Through a Financial Intermediary	• Contact your Financial Intermediary
By Mail
•    Prepare a written request including:
•    Your name(s) and signature(s)
•    Your account number
•    The Fund name and class
•    The dollar amount or number of shares you want to sell
•    How and where to send the redemption proceeds
•    Obtain a signature guarantee (if required) (See “Signature Guarantee Requirements below”)
•    Obtain other documentation (if required)
•    Mail us your request and documentation.

By Wire
•    Wire redemptions are only available if your redemption is for $2,500 or more and you provided a voided check or saving deposit slip to establish bank instructions on your account application.
•    Call us with your request (unless you declined telephone redemption privileges on your account application) (See “Telephone or Wire Redemption”) or
•    Mail us your request (See “By Mail”).

By Telephone
•    Call us with your request (unless you declined telephone redemption privileges on your account application)
•    Provide the following information:
•    Your account number
•    Exact name(s) in which the account is registered
•    Additional form of identification
•    Redemption proceeds will be:
•    Mailed to you or
•    Electronically credited to your account at the financial institution identified on your account application.

Systematically
•    Complete the systematic withdrawal program section of the application
•    Attach a voided check or savings deposit slip to your application
•    Mail us your completed application
•    Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application or sent by check to your address of record.

General Notes for Selling Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Funds, the Transfer Agent or with your Financial Intermediary. You may redeem part or all of your Fund shares at the next determined NAV after a Fund receives your order. You should request your redemption prior to the close of a Fund, generally 4:00 p.m., Eastern Time, to obtain that day’s closing NAV. Redemption requests received after the close of a Fund will be treated as though received on the next business day.
The Fund typically expects to send redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. If you did not purchase your shares via wire, the Fund may delay payment of your redemption proceeds for up to 15 calendar days from date of purchase or until your purchase amount has cleared, whichever occurs first.
The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings or using the proceeds from maturing securities. In stressed market conditions, redemption methods may include paying redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions paid in securities are taxed in the same manner as redemptions paid in cash.

Through a Financial Intermediary. You may redeem Fund shares through your Financial Intermediary. In addition to the Funds’ redemption procedures, redemptions made through a Financial Intermediary may be subject to procedures established by that institution. Your Financial Intermediary is responsible for sending your order to the Funds and for crediting your account with the proceeds. For redemption through Financial Intermediaries, orders will be processed at the NAV per share next effective after receipt of the order by the Financial Intermediary. Please keep in mind that your Financial Intermediary may charge additional fees for its services. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.
By Mail. You may redeem Fund shares by simply sending a written request to the Transfer Agent. Please provide the name of the Fund, account number and state the number of shares or dollar amount you would like redeemed. The letter should be signed by all shareholders whose names appear on the account registration. Redemption requests will not become effective until all documents have been received in good form by the Funds. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization). Shareholders should contact the Funds for further information concerning documentation required for redemption of Fund shares.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax. Shares held in IRA and other retirement accounts may be redeemed by telephone at (855) 751-4324. Investors will be asked whether or not to withhold taxes from any distribution.
Telephone or Wire Redemption. You may redeem Fund shares by telephone unless you declined telephone redemption privileges on your Account Application. You may also request telephone redemption privileges after your account is opened by calling the Transfer Agent at (855) 751-4324 for additional information. A signature guarantee or a signature verification from a Signature Verification Program member or other acceptable form of authentication from a financial institution source will be required of shareholders to qualify for or to change telephone redemption privileges on an existing account. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Transfer Agent by telephone, you may also mail the requests to the Funds at the address listed above. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).
You may redeem up to $100,000 in shares by calling the Transfer Agent at (855) 751-4324 prior to the close of a Fund, generally 4:00 p.m., Eastern Time. Redemption proceeds will be sent on the next business day to the mailing address that appears on the Funds’ records. Per your request, redemption proceeds may be wired or may be sent by electronic funds transfer via the ACH network to your pre-designated bank account. The minimum amount that may be wired is $2,500. The Transfer Agent will charge a $15 wire fee from your redemption proceeds from any complete share redemption or share specific redemptions. For partial redemptions, any wire fee will be deducted from your remaining account balance. You will not incur any charge when proceeds are sent via the ACH network; however, most ACH transfers require two days for the bank account to receive credit. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request.
Prior to executing instructions received to redeem shares by telephone, the Funds will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. If the Funds or their agents follow these procedures, they cannot be held liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.
Systematic Withdrawal Program. The Funds offer a SWP whereby shareholders or their representatives may request a redemption in a predetermined amount each month or calendar quarter. Proceeds can be sent via check to the address on the account or proceeds can be sent by electronic funds transfer via the ACH network to a designated bank account. To start this program, your account must have Fund shares with a value of at least $2,500, and the minimum amount that may be withdrawn each month or quarter is $250. This program may be terminated or modified by a shareholder or the Funds at any time without charge or penalty. You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent at least five calendar days prior to the next withdrawal.
A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call (855) 751-4324 for additional information regarding the SWP.

ACCOUNT AND TRANSACTION POLICIES
Exchange Privilege. Except as described below, you may exchange all or a portion of your shares in a Fund for shares in an identically registered account of the same class of another Angel Oak mutual fund. Additionally, except as described below, you may exchange your shares in a Fund for shares of another class of the same Fund or for shares of another class of another Angel Oak mutual fund if you meet the minimum investment requirements for the class into which you would like to exchange. Any new account established through an exchange will be subject to the minimum investment requirements applicable to the shares acquired. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. The exchange privilege may be exercised only in those states where the class of shares of the fund being acquired legally may be sold. Be sure to read the current Prospectus for the fund into which you are exchanging.
You may not exchange Class A shares of the UltraShort Income Fund for shares of any other Angel Oak mutual fund. Additionally, you may not exchange Class A shares of the UltraShort Income Fund for shares of another class of the UltraShort Income Fund or of any other Angel Oak mutual fund.
Sales loads (including contingent deferred sales loads) and redemption fees are not applied to any exchange of all or a portion of your shares in the Fund for shares of another Angel Oak mutual fund.
An exchange of shares in a Fund for shares of another fund is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable capital gain or loss unless you are a tax-exempt investor or hold your shares through a tax-deferred account such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. A conversion from shares of one class to shares of a different class within the same Fund is generally not a taxable transaction for federal income tax purposes.
Conversion of Class C Shares. Effective on or about May 31, 2019 (the “Class C Conversion Date”), all Class C shares of a Fund that were purchased ten years or more prior to the Class C Conversion Date will automatically convert to Class A shares of the same Fund. After the Class C Conversion Date, all Class C shares of a Fund held in accounts directly with the Fund’s transfer agent will automatically convert to Class A shares of the same Fund on or about the first business day of the month following the ten-year anniversary of purchase. After the Class C Conversion Date, all Class C shares of a Fund held through a financial intermediary (subject to the exceptions noted below) will automatically convert to Class A shares of the same Fund following the ten-year anniversary of purchase. Although the timing of this conversion may differ from the timing stated above, it is expected to occur during the month following the ten year anniversary of purchase. Such conversions will be effected on the basis of the relative net asset values of the Class C and Class A shares involved in the conversion. When Class C shares convert, any other Class C shares that were acquired by the shareholder by the reinvestment of dividends or distributions will also convert to Class A shares on a pro rata basis. Class C shares held through a financial intermediary in an omnibus account will be converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. It is the financial intermediary’s (and not the Funds’) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. In particular, group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account in certain instances do not track participant level share lot aging. Certain intermediaries may cause their clients’ Class C shares to be converted into Class A shares prior to the 10-year anniversary of purchase in accordance with the Funds’ exchange privileges described above. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege or for information about your financial intermediary’s share class conversion policies .

Frequent Purchases and Redemptions of Shares of the UltraShort Income Fund. The UltraShort Income Fund does not impose restrictions on the frequency of purchases and redemptions of shares of the Fund. The Fund is expected to appeal to investors seeking short-term investments, and such frequent purchases and redemptions of Fund shares are not expected to harm other shareholders of the Fund, although they may result in additional costs for the Fund. Because the Fund is designed to accommodate frequent purchases and sales of Fund shares, the Board has determined not to approve a written, established policy to prevent such frequent transactions, although it reserves the right to adopt such a policy in the future if it determines that such policy is necessary for the protection of existing shareholders.
Additionally, in an effort to discourage abusive trading practices and minimize harm to the UltraShort Income Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject any purchase order (including those as part of an exchange), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice.
Tools to Combat Frequent Transactions of each Fund other than the UltraShort Income Fund. The Funds (other than the UltraShort Income Fund) are intended for long-term investors and do not accommodate frequent transactions. Short-term “market-timers” who engage in frequent purchases, redemptions or exchanges can disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. In addition, the Funds (other than the UltraShort Income Fund) discourage excessive, short-term trading and other abusive trading practices and may use a variety of techniques to monitor trading activity and detect abusive trading practices. These steps may include, among other things, the imposition of redemption fees, if necessary, monitoring trading activity, or using fair value pricing when appropriate, under procedures as adopted by the Funds’ Board of Trustees when the Adviser determines current market prices are not readily available. As approved by the Board, these techniques may change from time to time as determined by the Funds in their sole discretion.
In an effort to discourage abusive trading practices and minimize harm to the Funds and their shareholders, each Fund reserves the right, in its sole discretion, to reject any purchase order (including those as part of an exchange), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice. A Fund may decide to restrict purchase, sale and exchange activity in its shares based on various factors, including whether frequent purchase, sale or exchange activity will disrupt portfolio management strategies and adversely affect the Fund’s performance. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests.
Identifying Abusive Trading Activity. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Funds receive purchase, sale and exchange orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. However, the Funds will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and, except for the UltraShort Income Fund, to impose restrictions on excessive trades. In this regard, the Funds have entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Financial Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. However, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.
Proceeds. Proceeds will generally be sent no later than seven calendar days after the applicable Fund receives your redemption request. If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account designated by you on your fund account application. When proceeds are sent via the ACH network, the funds are usually available in your bank account in 2-3 business days.
Check Clearance. The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase by check or electronic funds transfer through the ACH network until the payment for the purchase clears. If the payment does not clear, you will be responsible for any losses suffered by the applicable Fund as well as a $25 service charge imposed by the Transfer Agent. This delay can be avoided by purchasing shares by wire.
Suspension of Redemptions. We may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.
Signature Guarantees. The Transfer Agent may require a signature guarantee for certain requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized transactions. A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	For all redemption requests in excess of $100,000;

•	When a redemption is received by the Transfer Agent and the account address has changed within the last 30 calendar days;

•	When requesting a change in ownership on your account; and

•	When redemption proceeds are payable or sent to any person, address or bank account not on record.
In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
Customer Identification Program. Please note that, in compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program. As requested on the Account Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the Transfer Agent may not be able to open your account. Please contact the Transfer Agent at (855) 751-4324 if you need additional assistance when completing your application. If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Funds reserve the right to temporarily limit additional share purchases, close your account or take any other action they deem reasonable or required by law.
No Certificates. The Funds do not issue share certificates.
Right to Reject Purchases. The Funds reserve the right to restrict, reject, or cancel within one business day, without any prior notice, any purchase order, including transactions that, in the judgment of the Adviser, represent excessive trading, may be disruptive to the management of a Fund’s portfolio, may increase a Fund’s transaction costs, administrative costs or taxes, and those that may otherwise be detrimental to the interests of a Fund and its shareholders. The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Funds for the short-term when the markets are highly volatile. The Funds’ right to cancel or revoke such purchase orders would be limited to within one business day following receipt by the Funds of such purchase orders.
Redemption In-Kind. The Funds generally pay redemption proceeds in cash. However, each Fund reserves the right to pay redemption proceeds to you by a distribution of liquid securities from the Fund’s portfolio (a “redemption in-kind”). It is not expected that the Funds would do so except during unusual market conditions. If a Fund pays your redemption proceeds by a distribution of liquid securities, you could incur brokerage or other charges in subsequently converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.
Small Accounts. To reduce our expenses, if the value of your account falls below $1,000, the Funds may ask you to increase your balance. If after 30 days, the account value is still below $1,000, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value.
Householding. In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (855) 751-4324 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.
Confirmations. If you purchase shares directly from the Funds, you will receive monthly statements detailing Fund balances and all transactions completed during the prior month and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.
Policy on Prohibition of Foreign Shareholders. Shares of the Funds have not been registered for sale outside of the United States. Accordingly, the Funds generally require that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Funds. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or other investors meeting eligibility requirements as determined by the Adviser. The Funds reserve the right to close the account within 5 business days if clarifying information or documentation is not received.
Canceled or Failed Payments. The Funds accept checks and ACH transfers at full value subject to collection. If the Funds do not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within 2 business days of bank notification. You will be responsible for any actual losses or expenses incurred by the Funds or the Transfer Agent as a result of the cancellation, and the Funds may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Funds and their agents have the right to reject or cancel any purchase or exchange (purchase side only) due to nonpayment.
Lost Accounts. The Transfer Agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent receives your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding cash distribution checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.
Unclaimed Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
Other. To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. A liquidation may have adverse tax consequences to shareholders. If a Fund were to liquidate, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder would not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than their original investment.

Lost Shareholder. It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.
DETERMINATION OF NET ASSET VALUE
The price you pay for your shares is based on the applicable Fund’s NAV. Each Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the NYSE is closed on weekends, most federal holidays and Good Friday). Each Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Funds receive your order in proper form. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, each Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate a Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Fund management believes there remains an adequate market to meet purchase and redemption orders for that day.
In the event a Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
In calculating a Fund’s NAV, portfolio investments for which market quotations are readily available are valued at market value, which is ordinarily determined based on official closing prices or the last reported sale prices of an instrument. Where no such closing price or sale price is reported, market value is determined based on quotes obtained from market makers or prices supplied by one or more third-party pricing source (“Pricing Services”), which may include evaluated prices. The types of investments in which the Funds typically invest are generally valued on the basis of evaluated prices provided by Pricing Services. Such prices may be based on a number of factors, including, among other things, information obtained from market makers and estimates based on recent market prices for investments with similar characteristics. If market or evaluated prices are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the applicable NAV that materially affects the values, assets may be valued at a fair value, pursuant to guidelines established by the Board of Trustees. For example, the Funds may be obligated to fair value a foreign security because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. When pricing securities using the fair value guidelines established by the Board of Trustees, the Funds (with the assistance of their Pricing Services and other service providers) seek to assign the value that represents the amount that a Fund might reasonably expect to receive upon a current sale of the securities. In this regard, the Adviser, pursuant to the terms of the investment advisory agreement with the Funds, has agreed to provide the Funds’ pricing information that the Adviser reasonably believes may assist in the determination of fair value consistent with requirements under the 1940 Act and the Funds’ valuation procedures. The Funds’ fair value guidelines include the consideration of pricing information from one or more Pricing Service, which information is monitored by the Adviser daily. The Board of Trustees oversees the Adviser’s implementation of the fair value guidelines established by the Board of Trustees.
Notwithstanding the foregoing, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Funds at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Funds’ fair value methodology is inappropriate. The Funds will adjust the fair values assigned to securities in the Funds’ portfolios, to the extent necessary, as soon as market prices become available. The Funds (and their service providers) continually monitor and evaluate the appropriateness of their fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in the Funds’ portfolios. To the extent a Fund invests in other mutual funds, the Fund’s NAV is calculated based, in part, upon the NAVs of such mutual funds; the prospectuses for those mutual funds in which the Funds will invest describe the circumstances under which those mutual funds will use fair value pricing, which, in turn, affects their NAVs.

Because the Funds rely on various sources to calculate their NAVs, the Funds are subject to certain operational risks associated with reliance on the Pricing Services and other third-party service providers and data sources. A Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures.

DIVIDENDS, DISTRIBUTIONS, AND TAXES
Dividends and Distributions. Each Fund typically distributes to its shareholders as dividends all or substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Funds. The Funds expect that their distributions will consist primarily of income and net realized capital gains. Distributions from each Fund’s net investment income are accrued daily and typically paid monthly. Net investment income distributed by the Funds generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, generally will be subject to tax as ordinary income except as described below.
The dividend distributions described above may result in the payment of approximately the same amount or percentage to a Fund’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Funds to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Please refer to the Funds' most recent Section 19(a) notice, available at www.angeloakfunds.com, for additional information regarding the composition of distributions. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.
All distributions will be reinvested in the shares of the applicable Fund unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional shares; (2) reinvest dividends in additional shares and receive capital gains in cash; or (3) receive all distributions in cash. Dividends are taxable whether reinvested in additional shares or received in cash. The Funds will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. If you wish to change your distribution option, write or call the Transfer Agent at (855) 751-4324 at least five calendar days prior to the record date of the distribution. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record; or

•	Dividend and capital gain distribution checks are not cashed within 180 days.
Dividend and capital gain distribution checks issued by a Fund that are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to risk of loss like any other investment in the Funds.
Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to Fund shareholders. These transactions typically create the following tax liabilities for taxable accounts:
Summary of Certain Federal Income Tax Consequences. Each Fund has elected and intends to qualify each tax year to be subject to tax as a RIC under Subchapter M of the Code. As a RIC, each Fund generally will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.
Each Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.
You will generally be subject to tax on a Fund’s taxable distributions, regardless of whether you reinvest them or receive them in cash. The Funds’ taxable distributions of net investment income (including short-term capital gains) are generally characterized as ordinary income. The Funds’ distributions of long-term capital gains, if any, are generally characterized as long-term capital gains, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.
The maximum U.S. federal income tax rate for individual taxpayers applicable to long-term capital gains and income from certain qualifying dividends on certain corporate stock is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A shareholder will also have to satisfy a more than 60-day holding period for the Fund shares with respect to any distributions of qualifying dividends to obtain the benefit of the lower tax rates. These rate reductions do not apply to corporate taxpayers. Given the investment strategies of the Funds, it is not anticipated that a significant portion of a Fund’s dividends will be eligible for the benefit of the lower tax rates described above.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Distributions of capital gain and distributions of net investment income reduce the NAV of the applicable Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are subject to tax on the distributions even though the distributions represent a return of your investment.
The sale of Fund shares or exchange of Fund shares for shares of another series of Angel Oak Funds Trust is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange, and otherwise as short-term capital gain.
The Funds may be required to withhold federal income tax at the federal backup withholding rate (currently, 24%) on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your federal income tax liability, so long as you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.
After December 31 of each year, the Funds will mail you reports containing information about the income tax classification of distributions paid during the year.
Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Funds, as discussed in more detail in the SAI.
For further information about the tax effects of investing in the Funds, including state and local tax matters, please see the SAI and consult your tax advisor.
Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on each Fund’s shareholders’ Form 1099-B. Each Fund has chosen “average cost” as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Each Fund’s standing tax lot identification method is the method covered shares will be reported on your Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the financial performance of each Fund for the past 5 years or for the period of the Fund’s operations if less than 5 years by showing the financial performance of each available class of each Fund. Certain information reflects financial results for a single Fund share. The financial highlights tables on the following pages reflect selected per share data and ratios for a share outstanding of the Fund throughout each period. Because the Class C shares of the High Yield Fund had not commenced operations prior to January 31, 2020, no financial highlights for the Class C shares of the High Yield Fund are available.

The financial information presented for the Multi-Strategy Income Fund for periods prior to April 10, 2015 is that of the Predecessor Multi-Strategy Income Fund. The Multi-Strategy Income Fund is the accounting successor to the Predecessor Multi-Strategy Income Fund as a result of the reorganization of the Predecessor Multi-Strategy Income Fund into the Multi-Strategy Income Fund on April 10, 2015. The Multi-Strategy Income Fund has adopted the Financial Statements of the Predecessor Multi-Strategy Income Fund. The Class A shares of the Multi-Strategy Income Fund were the previous Class A shares of the Predecessor Multi-Strategy Income Fund.

The financial information presented for the High Yield Fund for periods prior to April 15, 2016 is that of the Predecessor High Yield Fund. The High Yield Fund is the accounting successor to the Predecessor High Yield Fund as a result of the reorganization of the Predecessor High Yield Fund into the High Yield Fund on April 15, 2016. The High Yield Fund has adopted the Financial Statements of the Predecessor High Yield Fund. The Class A shares of the High Yield Fund were the previous Original Shares of the Predecessor High Yield Fund, and the Institutional Class shares of the High Yield Fund were the previous Institutional Shares of the Predecessor High Yield Fund.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the applicable Fund, assuming reinvestment of all dividends and distributions. The information presented in the tables below with respect to the Multi-Strategy Fund, Financials Income Fund, and UltraShort Income Fund for the fiscal years ended January 31 and with respect to the High Yield Fund for the fiscal year beginning with January 31, 2017 has been audited by Cohen & Company Ltd., an independent registered public accounting firm, whose report, along with each such Fund’s financial statements, are included in the annual report of the Funds, which is available upon request. The information presented in the tables below with respect to the High Yield Fund for the fiscal years ended March 31, 2016 and prior were audited by the Predecessor High Yield Fund’s prior independent registered public accounting firm.

Angel Oak Multi-Strategy Income Fund – Class A
Consolidated Financial Highlights
(For a share outstanding during each period)

	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016
Selected Per Share Data:
Net asset value, beginning of period	$11.04	$11.26	$11.30	$11.28	$12.08
Income from investment operations:
Net investment income (loss)	0.50	0.52	0.54	0.60	0.66
Net realized and unrealized gain (loss) on investments	0.06	(0.22)	(0.02)	0.12	(0.69)
Total from investment operations	0.56	0.30	0.52	0.72	(0.03)
Less distributions to shareholders:
From net investment income	(0.50)	(0.52)	(0.56)	(0.70)	(0.77)
Total distributions	(0.50)	(0.52)	(0.56)	(0.70)	(0.77)
Net asset value, end of period	$11.10	$11.04	$11.26	$11.30	$11.28
Total return (a)	5.08%	2.72%	4.69%	6.64%	-0.33%
Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$496,114	$590,386	$538,699	$431,536	$470,926
Ratio of expenses to average net assets after waiver and reimbursement (recapture) (b)(c)(d)	1.36%	1.37%	1.40%	1.38%	1.41%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (recapture)	4.46%	4.69%	4.80%	5.42%	5.68%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (recapture)	4.47%	4.67%	4.76%	5.38%	5.69%
Portfolio turnover rate	62.94%	71.49%	81.13%	64.45%	43.68%
(a) Total return does not include the effects of sales charges.
(b) Ratio of expenses to average net assets before waiver and reimbursement (recapture).	1.37%	1.35%	1.36%	1.34%	1.43%
(c) Ratio of expenses to average net assets before waiver and reimbursement (recapture) excluding interest expense.	1.20%	1.20%	1.20%	1.20%	1.25%
(d) Ratio of expenses to average net assets after waiver and reimbursement (recapture) excluding interest expense.	1.19%	1.22%	1.24%	1.24%	1.24%

Angel Oak Multi-Strategy Income Fund – Class C
Consolidated Financial Highlights
(For a share outstanding during each period)

	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Period Ended January 31, 2016 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.95	$11.17	$11.23	$11.26	$12.06
Income from investment operations:
Net investment income (loss)	0.41	0.44	0.46	0.56	0.32
Net realized and unrealized gain (loss) on investments	0.06	(0.22)	(0.03)	0.08	(0.70)
Total from investment operations	0.47	0.22	0.43	0.64	(0.38)
Less distributions to shareholders:
From net investment income	(0.42)	(0.44)	(0.49)	(0.67)	(0.42)
Total distributions	(0.42)	(0.44)	(0.49)	(0.67)	(0.42)
Net asset value, end of period	$11.00	$10.95	$11.17	$11.23	$11.26
Total return (b)(c)	4.27%	2.04%	3.90%	5.87%	-3.20%
Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$116,328	$102,487	$86,923	$47,541	$17,650
Ratio of expenses to average net assets after waiver and reimbursement (recapture) (d)(e)(f)(g)	2.11%	2.12%	2.15%	2.12%	2.21%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (recapture) (g)	3.70%	3.94%	4.03%	4.45%	5.65%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (recapture) (g)	3.71%	3.92%	3.99%	4.41%	5.65%
Portfolio turnover rate (c)	62.94%	71.49%	81.13%	64.45%	43.68%
(a) Class commenced operations on August 4, 2015.
(b) Total return does not include the effects of sales charges.
(c) Not annualized for periods less than one year.
(d) Ratio of expenses to average net assets before waiver and reimbursement (recapture). (g)	2.12%	2.10%	2.11%	2.08%	2.21%
(e) Ratio of expenses to average net assets before waiver and reimbursement (recapture) excluding interest expense. (g)	1.95%	1.95%	1.95%	1.95%	1.99%
(f) Ratio of expenses to average net assets after waiver and reimbursement (recapture) excluding interest expense. (g)	1.94%	1.97%	1.99%	1.99%	1.99%
(g) Annualized for periods less than one year.

Angel Oak Multi-Strategy Income Fund – Institutional Class
Consolidated Financial Highlights
(For a share outstanding during each period)

	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016
Selected Per Share Data:
Net asset value, beginning of period	$11.02	$11.23	$11.28	$11.27	$12.07
Income from investment operations:
Net investment income (loss)	0.53	0.55	0.57	0.63	0.72
Net realized and unrealized gain (loss) on investments	0.06	(0.21)	(0.03)	0.12	(0.72)
Total from investment operations	0.59	0.34	0.54	0.75	—
Less distributions to shareholders:
From net investment income	(0.53)	(0.55)	(0.59)	(0.74)	(0.80)
Total distributions	(0.53)	(0.55)	(0.59)	(0.74)	(0.80)
Net asset value, end of period	$11.08	$11.02	$11.23	$11.28	$11.27
Total return	5.45%	3.05%	4.88%	6.96%	-0.09%
Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$7,153,385	$6,555,291	$5,826,546	$4,037,526	$4,006,007
Ratio of expenses to average net assets after waiver and reimbursement (recapture) (a)(b)(c)	1.11%	1.12%	1.15%	1.13%	1.19%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (recapture)	4.70%	4.94%	5.06%	5.67%	6.18%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (recapture)	4.71%	4.92%	5.02%	5.63%	6.19%
Portfolio turnover rate	62.94%	71.49%	81.13%	64.45%	43.68%
(a) Ratio of expenses to average net assets before waiver and reimbursement (recapture).	1.12%	1.10%	1.11%	1.09%	1.21%
(b) Ratio of expenses to average net assets before waiver and reimbursement (recapture) excluding interest expense.	0.95%	0.95%	0.95%	0.95%	1.00%
(c) Ratio of expenses to average net assets after waiver and reimbursement (recapture) excluding interest expense.	0.94%	0.97%	0.99%	0.99%	0.99%

Angel Oak Financials Income Fund – Class A
Financial Highlights
(For a share outstanding during each period)

	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016
Selected Per Share Data:
Net asset value, beginning of period	$9.33	$9.45	$9.42	$9.56	$10.14
Income from investment operations:
Net investment income (loss)	0.40	0.44	0.40	0.48	0.47
Net realized and unrealized gain (loss) on investments	0.27	(0.13)	0.03	(0.17)	(0.60)
Total from investment operations	0.67	0.31	0.43	0.31	(0.13)
Less distributions to shareholders:
From net investment income	(0.40)	(0.43)	(0.40)	(0.45)	(0.45)
Total distributions	(0.40)	(0.43)	(0.40)	(0.45)	(0.45)
Net asset value, end of period	$9.60	$9.33	$9.45	$9.42	$9.56
Total return (a)	7.39%	3.36%	4.69%	3.47%	-1.36%
Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$13,720	$7,086	$9,377	$6,785	$15,125
Ratio of expenses to average net assets after waiver and reimbursement (b)(c)(d)	0.94%	0.94%	0.94%	1.13%	1.20%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	3.78%	4.22%	3.74%	4.44%	4.62%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement	4.18%	4.70%	4.16%	4.78%	4.89%
Portfolio turnover rate	35.55%	45.27%	101.75%	84.42%	100.93%
(a) Total return does not include the effects of sales charges.
(b) Ratio of expenses to average net assets before waiver and reimbursement.	1.34%	1.42%	1.36%	1.47%	1.47%
(c) Ratio of expenses to average net assets before waiver and reimbursement excluding interest expense.	1.34%	1.42%	1.36%	1.42%	1.37%
(d) Ratio of expenses to average net assets after waiver and reimbursement excluding interest expense.	0.94%	0.94%	0.94%	1.08%	1.10%

Angel Oak Financials Income Fund – Class C
Financial Highlights
(For a share outstanding during each period)

	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Period Ended January 31, 2016 (a)
Selected Per Share Data:
Net asset value, beginning of period	$9.25	$9.37	$9.37	$9.55	$10.28
Income from investment operations:
Net investment income (loss)	0.34	0.37	0.33	0.35	0.20
Net realized and unrealized gain (loss) on investments	0.26	(0.12)	0.02	(0.11)	(0.70)
Total from investment operations	0.60	0.25	0.35	0.24	(0.50)
Less distributions to shareholders:
From net investment income	(0.34)	(0.37)	(0.35)	(0.42)	(0.23)
Total distributions	(0.34)	(0.37)	(0.35)	(0.42)	(0.23)
Net asset value, end of period	$9.51	$9.25	$9.37	$9.37	$9.55
Total return (b)(c)	6.59%	2.69%	3.80%	2.73%	-4.97%
Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$6,162	$2,039	$1,465	$875	$648
Ratio of expenses to average net assets after waiver and reimbursement (d)(e)(f)(g)	1.69%	1.69%	1.69%	1.84%	1.97%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (g)	3.02%	3.49%	2.99%	3.58%	4.05%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (g)	3.42%	3.97%	3.41%	3.89%	4.39%
Portfolio turnover rate (c)	35.55%	45.27%	101.75%	84.42%	100.93%
(a) Class commenced operations on August 4, 2015.
(b) Total return does not include the effects of sales charges.
(c) Not annualized for periods less than one year.
(d) Ratio of expenses to average net assets before waiver and reimbursement. (g)	2.09%	2.17%	2.11%	2.15%	2.32%
(e) Ratio of expenses to average net assets before waiver and reimbursement excluding interest expense. (g)	2.09%	2.17%	2.11%	2.12%	2.19%
(f) Ratio of expenses to average net assets after waiver and reimbursement excluding interest expense. (g)	1.69%	1.69%	1.69%	1.81%	1.85%
(g) Annualized for periods less than one year.

Angel Oak Financials Income Fund – Institutional Class
Financial Highlights
(For a share outstanding during each period)

	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016
Selected Per Share Data:
Net asset value, beginning of period	$9.32	$9.44	$9.41	$9.56	$10.14
Income from investment operations:
Net investment income (loss)	0.43	0.46	0.41	0.47	0.46
Net realized and unrealized gain (loss) on investments	0.26	(0.13)	0.05	(0.14)	(0.57)
Total from investment operations	0.69	0.33	0.46	0.33	(0.11)
Less distributions to shareholders:
From net investment income	(0.43)	(0.45)	(0.43)	(0.48)	(0.47)
Total distributions	(0.43)	(0.45)	(0.43)	(0.48)	(0.47)
Net asset value, end of period	$9.58	$9.32	$9.44	$9.41	$9.56
Total return	7.55%	3.61%	4.97%	3.69%	-1.11%
Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$258,392	$122,363	$106,494	$164,458	$298,244
Ratio of expenses to average net assets after waiver and reimbursement (a)(b)(c)	0.69%	0.69%	0.69%	0.87%	0.97%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	4.02%	4.48%	3.98%	4.66%	4.81%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement	4.42%	4.96%	4.39%	4.98%	5.10%
Portfolio turnover rate	35.55%	45.27%	101.75%	84.42%	100.93%
(a) Ratio of expenses to average net assets before waiver and reimbursement.	1.09%	1.17%	1.10%	1.19%	1.26%
(b) Ratio of expenses to average net assets before waiver and reimbursement excluding interest expense.	1.09%	1.17%	1.10%	1.15%	1.14%
(c) Ratio of expenses to average net assets after waiver and reimbursement excluding interest expense.	0.69%	0.69%	0.69%	0.83%	0.85%

Angel Oak High Yield Opportunities Fund – Class A
Financial Highlights
(For a share outstanding during each period)

	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Period Ended January 31, 2017 (a)		For the Year Ended March 31, 2016		For the Year Ended March 31, 2015
Selected Per Share Data:
Net asset value, beginning of period	$11.39	$12.00	$11.92	$10.80		$11.73		$12.34
Income from investment operations:
Net investment income (loss)	0.64	0.65	0.68	0.59	(b)	0.64	(b)	0.63	(b)
Net realized and unrealized gain (loss) on investments	0.37	(0.61)	0.06	1.10		(0.94)		(0.46)
Total from investment operations	1.01	0.04	0.74	1.69		(0.30)		0.17
Less distributions to shareholders:
From net investment income	(0.64)	(0.65)	(0.66)	(0.57)		(0.63)		(0.62)
From net realized gain	—	—	—	—		—		(0.16)
Total distributions	(0.64)	(0.65)	(0.66)	(0.57)		(0.63)		(0.78)
Net asset value, end of period	$11.76	$11.39	$12.00	$11.92		$10.80		$11.73
Total return (c)(d)	9.08%	0.41%	6.34%	16.00%		-2.57%		1.46%
Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$7,771	$2,754	$1,298	$745		$705		$2,273
Ratio of expenses to average net assets after waiver and reimbursement (e)(f)	0.90%	0.90%	0.90%	0.90%		0.90%		0.90%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (f)	5.20%	5.28%	5.34%	5.70%		N/A		N/A
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (f)	5.44%	5.62%	5.71%	6.13%		5.62%		5.29%
Portfolio turnover rate (d)	35.80%	33.27%	45.86%	70.87%		35.45%		33.69%
(a) For the period April 1, 2016 to January 31, 2017. See Note 1 to the Financial Statements.
(b) Calculated based on average shares outstanding during the period.
(c) Total return does not include the effects of sales charges.
(d) Not annualized for periods less than one year.
(e) Ratio of expenses to average net assets before waiver and reimbursement.	1.14%	1.24%	1.27%	1.33%		1.11%		1.11%
(f) Annualized for periods less than one year.

Angel Oak High Yield Opportunities Fund – Institutional Class
Financial Highlights
(For a share outstanding during each period)

	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Period Ended January 31, 2017 (a)	For the Year Ended March 31, 2016		For the Year Ended March 31, 2015
Selected Per Share Data:
Net asset value, beginning of period	$11.35	$11.95	$11.89	$10.77	$11.71		$12.32
Income from investment operations:
Net investment income (loss)	0.67	0.69	0.71	0.60	0.67	(b)	0.67	(b)
Net realized and unrealized gain (loss) on investments	0.36	(0.61)	0.04	1.12	(0.94)		(0.46)
Total from investment operations	1.03	0.08	0.75	1.72	(0.27)		0.21
Less distributions to shareholders:
From net investment income	(0.67)	(0.68)	(0.69)	(0.60)	(0.67)		(0.66)
From net realized gain	—	—	—	—	—		(0.16)
Total distributions	(0.67)	(0.68)	(0.69)	(0.60)	(0.67)		(0.82)
Net asset value, end of period	$11.71	$11.35	$11.95	$11.89	$10.77		$11.71
Total return (c)	9.28%	0.74%	6.53%	16.28%	-2.30%		1.78%
Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$64,797	$48,426	$51,516	$47,979	$37,538		$52,561
Ratio of expenses to average net assets after waiver and reimbursement (d)(e)	0.65%	0.65%	0.65%	0.65%	0.65%		0.65%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (e)	5.52%	5.59%	5.61%	5.91%	N/A		N/A
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (e)	5.76%	5.93%	5.98%	6.33%	5.94%		5.51%
Portfolio turnover rate (c)	35.80%	33.27%	45.86%	70.87%	35.45%		33.69%
(a) For the period April 1, 2016 to January 31, 2017. See Note 1 to the Financial Statements.
(b) Calculated based on average shares outstanding during the period.
(c) Not annualized for periods less than one year.
(d) Ratio of expenses to average net assets before waiver and reimbursement. (e)	0.89%	0.99%	1.02%	1.07%	0.74%		0.73%
(e) Annualized for periods less than one year.

Angel Oak UltraShort Income Fund – Class A
Financial Highlights
(For a share outstanding during each period)

	For the Year Ended January 31, 2020	For the Period Ended January 31, 2019 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.02	$10.01
Income from investment operations:
Net investment income (loss)	0.29	0.20
Net realized and unrealized gain (loss) on investments	0.10	0.01
Total from investment operations	0.39	0.21
Less distributions to shareholders:
From net investment income	(0.29)	(0.20)
From net realized gain	—	0.00	(b)
Total distributions	(0.29)	(0.20)
Net asset value, end of period	$10.12	$10.02
Total return (c)	3.92%	2.12%
Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$51,529	$7,903
Ratio of expenses to average net assets after waiver and reimbursement (d)(e)	0.50%	0.50%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (e)	2.22%	2.32%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (e)	2.56%	2.76%
Portfolio turnover rate (c)	156.42%	178.59%
(a) Class commenced operations on April 30, 2018.
(b) Less than (0.005).
(c) Not annualized for periods less than one year.
(d) Ratio of expenses to average net assets before waiver and reimbursement. (e)	0.84%	0.94%
(e) Annualized for periods less than one year.

Angel Oak UltraShort Income Fund – Institutional Class
Financial Highlights
(For a share outstanding during each period)

	For the Year Ended January 31, 2020	For the Period Ended January 31, 2019 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.02	$10.00
Income from investment operations:
Net investment income (loss)	0.31	0.24
Net realized and unrealized gain (loss) on investments	0.10	0.02
Total from investment operations	0.41	0.26
Less distributions to shareholders:
From net investment income	(0.31)	(0.24)
From net realized gain	—	(0.00)	(b)
Total distributions	(0.31)	(0.24)
Net asset value, end of period	$10.12	$10.02
Total return (c)	4.16%	2.60%
Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$357,303	$106,596
Ratio of expenses to average net assets after waiver and reimbursement (d)(e)	0.25%	0.26%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (e)	2.58%	2.37%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (e)	2.92%	2.88%
Portfolio turnover rate (c)	156.42%	178.59%
(a) Class commenced operations on April 2, 2018.
(b) Less than (0.005).
(c) Not annualized for periods less than one year.
(d) Ratio of expenses to average net assets before waiver and reimbursement. (e)	0.59%	0.77%
(e) Annualized for periods less than one year.

APPENDIX A—WAIVERS AND DISCOUNTS AVAILABLE FROM INTERMEDIARIES
(not applicable to the UltraShort Income Fund)
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly with the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial intermediary described in this Appendix A, investors will have to purchase Fund shares directly from the Funds (or the Distributor) or through another intermediary to receive these waivers or discounts.

Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

Sales Charge Waivers on Classes A and C Shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.

Front-end Sales Load Discounts available at Janney: Breakpoints and/or Rights of Accumulation
Breakpoints as described in the Fund’s Prospectus.
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan Units or 529 specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
Eligible shares purchased from the proceeds of redemptionswithin the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Sales Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Morgan Stanley Wealth Management
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs, or Keogh plans

Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.

Front-end Sales Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
Breakpoints as described in this prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Oppenheimer & Co. Inc. (“OPCO”)
Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.
Shares purchased through an OPCO affiliated investment advisory program.
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales loan (known as Rights of Reinstatement).

A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.

Employees and registered representatives of OPCO or its affiliates and their family members.
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A, B and C Shares available at OPCO
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Prospectus.
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.
Shares acquired through a right of reinstatement.

Front-end Load Discounts available at OPCO: Breakpoints, Rights of Accumulation & Letter of Intent
Breakpoints as described in this Prospectus.
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

FOR MORE INFORMATION
You can find additional information about the Funds in the following documents:
Annual and Semi-Annual Reports: While this Prospectus describes the Funds’ potential investments, the Annual and Semi-Annual Reports (when available) detail the Funds’ actual investments as of their report dates. The Annual Report includes a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.
Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Funds and their investment restrictions, risks, policies, and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. A current SAI for the Funds is on file with SEC and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

How to Obtain Copies of Other Fund Documents
You can obtain free copies of the current SAI and the Funds’ Annual and Semi-Annual Reports (when available) and request other information about the Funds or make shareholder inquiries, in any of the following ways:
You can get free copies of the current Annual and Semi-Annual Reports (when available), as well as the SAI, by contacting the Funds at (855) 751-4324 or obtain a copy online at www.angeloakcapital.com. You may also request other information about the Funds and make shareholder inquiries. The requested documents will be sent within three business days of receipt of the request.
You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act No. 811-22980

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